Execution Version LOAN AGREEMENT Dated as of May 25, 2021 By and Between CORTONA RESIDENCES OWNER, LLC, as Borrower, and METLIFE REAL ESTATE LENDING LLC, as Lender Property: Cortona at Forest Park Apartments 5800 Highlands Plaza Drive St. Louis, Missouri 63110 Loan Amount: $45,000,000 148546038_255690-00601 Exhibit 10.1

i TABLE OF CONTENTS Page I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION ................................................................ 1 SECTION 1.1 DEFINITIONS......................................................................................................................................................... 1 SECTION 1.2 PRINCIPLES OF CONSTRUCTION ................................................................................................................ 13 II. THE LOAN ...................................................................................................................................... 13 SECTION 2.1 THE LOAN .......................................................................................................................................................... 13 2.1.1 Agreement to Lend and Borrow .................................................................................................. 13 2.1.2 Single Disbursement to Borrower ............................................................................................... 14 2.1.3 The Note ...................................................................................................................................... 14 2.1.4 Register and Participant Register ............................................................................................... 14 SECTION 2.2 INTEREST RATE ............................................................................................................................................... 15 2.2.1 Payment of Principal and Interest .............................................................................................. 15 SECTION 2.3 APPLICATION OF PAYMENTS ...................................................................................................................... 16 SECTION 2.4 SECURITY ........................................................................................................................................................... 16 SECTION 2.5 LATE CHARGE .................................................................................................................................................. 16 SECTION 2.6 ACCELERATION UPON EVENT OF DEFAULT ......................................................................................... 16 SECTION 2.7 INTEREST UPON EVENT OF DEFAULT ..................................................................................................... 16 SECTION 2.8 LIMITATION ON INTEREST ........................................................................................................................... 16 SECTION 2.9 PREPAYMENT .................................................................................................................................................... 16 2.9.1 Prepayment Fee .......................................................................................................................... 17 2.9.2 Waiver of Right to Prepay Note Without Prepayment Fee or Default Prepayment Fee ............. 17 SECTION 2.10 INTEREST RATE CAP AGREEMENT .......................................................................................................... 18 SECTION 2.11 EXCESS CASH FLOW RESERVE .................................................................................................................. 19 SECTION 2.12 CASH MANAGEMENT ..................................................................................................................................... 20 III. TAXES, LIENS AND ENCUMBRANCES AND OTHER CHARGES ...................................... 20 SECTION 3.1 PAYMENT OF IMPOSITIONS ......................................................................................................................... 20 IV. REPRESENTATIONS AND WARRANTIES .............................................................................. 20 SECTION 4.1 BORROWER REPRESENTATIONS................................................................................................................ 20 4.1.1 Organization ............................................................................................................................... 20 4.1.2 Litigation .................................................................................................................................... 21 4.1.3 Agreements ................................................................................................................................. 21 4.1.4 Consents...................................................................................................................................... 21 4.1.5 No Plan Assets ............................................................................................................................ 21 4.1.6 Compliance ................................................................................................................................. 21 4.1.7 Zoning ......................................................................................................................................... 21 4.1.8 Financial Information ................................................................................................................. 21 4.1.9 Casualty and Condemnation ....................................................................................................... 22 4.1.10 Enforceability ............................................................................................................................. 22 4.1.11 Assignment of Leases .................................................................................................................. 22 4.1.12 Insurance .................................................................................................................................... 22 4.1.13 Licenses ...................................................................................................................................... 22 4.1.14 Flood Zone .................................................................................................................................. 23 4.1.15 Physical Condition ...................................................................................................................... 23 4.1.16 Leases ......................................................................................................................................... 23

ii 4.1.17 Filing and Recording Taxes ........................................................................................................ 24 4.1.18 Special Purpose Entity/Separateness .......................................................................................... 24 4.1.19 Solvency ...................................................................................................................................... 24 4.1.20 Organizational Chart .................................................................................................................. 24 4.1.21 Material Agreements................................................................................................................... 25 4.1.22 No Other Debt............................................................................................................................. 25 4.1.23 No Bankruptcy Filing ................................................................................................................. 25 4.1.24 Full and Accurate Disclosure ..................................................................................................... 25 4.1.25 Foreign Person ........................................................................................................................... 25 4.1.26 No Change in Facts or Circumstances; Disclosure .................................................................... 25 4.1.27 Management Agreement ............................................................................................................. 25 4.1.28 Non-Relationship ........................................................................................................................ 25 4.1.29 US Patriot Act ............................................................................................................................. 26 4.1.30 Criminal Acts .............................................................................................................................. 26 4.1.31 No Defaults ................................................................................................................................. 26 4.1.32 Intentionally Omitted .................................................................................................................. 26 4.1.33 Personal Property ....................................................................................................................... 26 4.1.34 Intentionally Omitted .................................................................................................................. 26 4.1.35 O&M Agreement ......................................................................................................................... 26 4.1.36 REA ............................................................................................................................................. 26 V. BORROWER COVENANTS ......................................................................................................... 26 SECTION 5.1 BORROWER AFFIRMATIVE COVENANTS ................................................................................................ 26 5.1.1 Existence; Compliance with Requirements ................................................................................. 26 5.1.2 Litigation .................................................................................................................................... 27 5.1.3 Access to Property ...................................................................................................................... 27 5.1.4 Books and Records; Financial Reporting ................................................................................... 27 5.1.5 Property Reports ......................................................................................................................... 28 5.1.6 Additional Financial or Management Information; Right to Audit ............................................ 28 5.1.7 Title to the Property .................................................................................................................... 29 5.1.8 Estoppel Statements .................................................................................................................... 29 5.1.9 Leases ......................................................................................................................................... 29 5.1.10 Material Agreements................................................................................................................... 30 5.1.11 Performance by Borrower .......................................................................................................... 30 5.1.12 Maintenance of the Property ...................................................................................................... 30 5.1.13 Use .............................................................................................................................................. 30 5.1.14 Escrow Deposits ......................................................................................................................... 31 5.1.15 Personal Property ....................................................................................................................... 31 5.1.16 Special Purpose Entity/Separateness .......................................................................................... 31 5.1.17 Intentionally Omitted .................................................................................................................. 31 SECTION 5.2 BORROWER NEGATIVE COVENANTS ....................................................................................................... 31 5.2.1 Liens and Encumbrances ............................................................................................................ 31 5.2.2 Change in Business ..................................................................................................................... 32 5.2.3 Affiliate Transactions .................................................................................................................. 32 5.2.4 Zoning ......................................................................................................................................... 32 5.2.5 Assets .......................................................................................................................................... 32 5.2.6 No Joint Assessment ................................................................................................................... 32 5.2.7 Principal Place of Business; Chief Executive Office; Books and Records ................................. 32 5.2.8 ERISA.......................................................................................................................................... 32 5.2.9 Material Agreements................................................................................................................... 33 5.2.10 Improvements .............................................................................................................................. 33 5.2.11 Personal Property ....................................................................................................................... 33 5.2.12 Intentionally Omitted .................................................................................................................. 33 VI. INSURANCE, CASUALTY AND CONDEMNATION ............................................................... 33

iii SECTION 6.1 INSURANCE ........................................................................................................................................................ 33 6.1.1 Insurance Policies ...................................................................................................................... 33 6.1.2 Environmental Insurance Policy ................................................................................................. 37 6.1.3 Adjustment of Claims .................................................................................................................. 38 6.1.4 Assignment to Lender.................................................................................................................. 38 SECTION 6.2 CASUALTY AND CONDEMNATION ............................................................................................................. 38 6.2.1 Casualty ...................................................................................................................................... 38 6.2.2 Condemnation ............................................................................................................................. 39 6.2.3 Requirements For Restoration .................................................................................................... 40 VII. PROPERTY MANAGEMENT ...................................................................................................... 41 SECTION 7.1 THE MANAGEMENT AGREEMENT ............................................................................................................ 41 SECTION 7.2 PROHIBITION AGAINST TERMINATION OR MODIFICATION ........................................................... 42 SECTION 7.3 REPLACEMENT OF MANAGER .................................................................................................................... 42 VIII. CHANGE IN OWNERSHIP, PROHIBITION ON ADDITIONAL FINANCING AND ADDITIONAL OBLIGATIONS ............................................................................................................. 42 SECTION 8.1 PERMITTED TRANSFERS OF INTEREST IN BORROWER ..................................................................... 42 8.1.1 Permitted Transfer ...................................................................................................................... 42 8.1.2 Property Transfer ....................................................................................................................... 43 SECTION 8.2 PROHIBITION ON ADDITIONAL FINANCING .......................................................................................... 44 SECTION 8.3 RESTRICTIONS ON ADDITIONAL OBLIGATIONS .................................................................................. 44 SECTION 8.4 STATEMENTS REGARDING OWNERSHIP ................................................................................................. 45 IX. ENVIRONMENTAL HAZARDS ................................................................................................... 45 SECTION 9.1 REPRESENTATIONS AND WARRANTIES ................................................................................................... 45 SECTION 9.2 REMEDIAL WORK ........................................................................................................................................... 46 SECTION 9.3 ENVIRONMENTAL SITE ASSESSMENT ...................................................................................................... 46 SECTION 9.4 UNSECURED OBLIGATIONS ......................................................................................................................... 46 X. PARTICIPATION AND SALE OF LOAN ................................................................................... 46 SECTION 10.1 SALE OF LOAN/PARTICIPATION ................................................................................................................ 46 SECTION 10.2 SPLITTING OF THE MORTGAGE ................................................................................................................. 47 SECTION 10.3 COOPERATION .................................................................................................................................................. 47 XI. DEFAULTS ...................................................................................................................................... 47 SECTION 11.1 EVENT OF DEFAULT ....................................................................................................................................... 48 SECTION 11.2 REMEDIES........................................................................................................................................................... 49 SECTION 11.3 DURATION OF EVENTS OF DEFAULT ........................................................................................................ 49 XII. MISCELLANEOUS ........................................................................................................................ 49 SECTION 12.1 SUCCESSORS AND ASSIGNS; TERMINOLOGY ........................................................................................ 49 SECTION 12.2 LENDER’S DISCRETION ................................................................................................................................. 49 SECTION 12.3 GOVERNING LAW ............................................................................................................................................ 49 SECTION 12.4 MODIFICATION................................................................................................................................................. 50 SECTION 12.5 NOTICES .............................................................................................................................................................. 50 SECTION 12.6 WAIVER OF JURY TRIAL .............................................................................................................................. 51 SECTION 12.7 HEADINGS .......................................................................................................................................................... 51

SECTION 12.8	SEVERABILITY	51
SECTION 12.9	PREFERENCES	51
SECTION 12.10	WAIVER OF NOTICE	51
SECTION 12.11	REMEDIES OF BORROWER	51
SECTION 12.12	EXPENSES	52
SECTION 12.13	SCHEDULES AND EXHIBITS INCORPORATED	52
SECTION 12.14	NO JOINT VENTURE OR PARTNERSHIP; NO THIRD PARTY BENEFICIARIES	52
SECTION 12.15	PUBLICITY	52
SECTION 12.16	WAIVER OF MARSHALLING OF ASSETS	52
SECTION 12.17	WAIVER OF OFFSETS/DEFENSES/COUNTERCLAIMS	52
SECTION 12.18	CONFLICT; CONSTRUCTION OF DOCUMENTS; RELIANCE	53
SECTION 12.19	BROKERS AND FINANCIAL ADVISORS	53
SECTION 12.20	EXCULPATION	53
SECTION 12.21	PRIOR AGREEMENTS	54
SECTION 12.22	LIABILITY OF BORROWER	55
SECTION 12.23	JOINT AND SEVERAL LIABILITY	55
SECTION 12.24	COUNTERPARTS	55
SECTION 12.25	TIME OF THE ESSENCE	55
SECTION 12.26	NO MERGER	55
SECTION 12.27	NO ORAL AGREEMENTS	55

Schedules and Exhibits

Schedule 4.1.21 – Material Agreements

Exhibit A – Intentionally Omitted
Exhibit B – Leasing Guidelines
Exhibit C – Rent Roll
Exhibit D – Organizational Chart

iv

1 Cortona – Loan Agreement [Certain information marked as [***] has been excluded from Exhibit D to this Exhibit 10.13 because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.] LOAN AGREEMENT THIS LOAN AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), dated as of May 25, 2021 (the “Execution Date”), by and between METLIFE REAL ESTATE LENDING LLC, a Delaware limited liability company, having an address at One MetLife Way, Whippany, New Jersey 07981-1449 (together with its successors and assigns, “Lender”), and CORTONA RESIDENCES OWNER, LLC, a Delaware limited liability company, having an address at c/o Invesco Real Estate, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201 (“Borrower”). All capitalized terms used herein shall have the respective meanings set forth in Article I hereof. W I T N E S S E T H: WHEREAS, Borrower desires to obtain the Loan from Lender; and WHEREAS, Lender is willing to make the Loan to Borrower, subject to and in accordance with the conditions and terms of this Agreement and the other Loan Documents. NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows: I. DEFINITIONS; PRINCIPLES OF CONSTRUCTION Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided: “Accelerated Loan Amount” shall mean, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including, without limitation, any applicable prepayment fees. “Advance Date” shall mean the date funds are first disbursed to Borrower under the Loan. “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common ownership or Control with such Person. “Agreement” shall have the meaning set forth in the introductory paragraph hereto. “ALTA” shall mean American Land Title Association or any successor thereto. “Application” shall mean the application submitted for the Loan by Borrower. “Approved Annual Budget” shall have the meaning set forth in Section 5.1.4.2.

2 Cortona – Loan Agreement “Approved Plans and Specifications” shall have the meaning set forth in Section 6.2.3(a). “Architect” shall have the meaning set forth in Section 6.2.3(a). “Assignment of Leases” shall mean that certain first priority Assignment of Leases, dated as of the date hereof, from Borrower, as assignor, to Lender, as assignee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Assignment of Management Agreement” shall mean that certain Assignment and Subordination of Management Agreement dated as of the date hereof among Lender, Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights. “Borrower” shall have the meaning set forth in the introductory paragraph hereto. “Borrower’s Constituents” shall mean the Persons who hold any direct or indirect interest in Borrower, irrespective of the number of tiers through which such interests are held, including, without limitation, the partners, members, shareholders, trustees and beneficiaries of Borrower, and each of their respective direct and indirect constituents (provided however, that unless otherwise expressly stated herein, representations and covenants herein pertaining to Borrower’s Constituents do not apply with respect to Persons who both (i) hold no managerial or controlling position or interest in Borrower or in any entity that directly or indirectly Controls Borrower, and (ii) whose only direct and indirect interests in Borrower are as holders of publicly traded shares and/or limited partnership interests aggregating less than twenty percent (20%) of the direct or indirect equity in Borrower). “Broker” shall have the meaning set forth in Section 12.19. “Business Day” shall mean any day, Monday through Friday, on which Lender is conducting normal business operations. “Business Income” shall mean the sum of (i) the total anticipated gross income from occupancy of the Property, (ii) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums, and taxes) that are the obligation of Tenants or occupants to Borrower, (iii) the fair market rental value of any portion of the Property occupied by Borrower, and (iv) any other amounts payable to Borrower or to any affiliate of Borrower pursuant to the Leases. “Cap Date” shall have the meaning set forth in Section 2.10.

3 Cortona – Loan Agreement “Cash Management Agreement” shall mean that certain Cash Management Agreement dated as of the Execution Date among Lender, Borrower, and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Certification Parties” shall mean MetLife Real Estate Lending LLC, its affiliates and participants, and their respective successors and/or assigns. “Clearing Account Agreement” shall have the meaning set forth in the Cash Management Agreement. “Code” shall mean the Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form. “Co-Lender” shall have the meaning set forth in Section 2.1.4 “Condemnation” shall mean a temporary or permanent taking by reason of any condemnation or similar eminent domain proceeding or by grant or conveyance in lieu of condemnation or eminent domain. “Condemnation Proceeds” shall mean any and all compensation, awards, damages, proceeds and payments or relief for the Condemnation paid in connection with a Condemnation in respect of all or any part of the Property. “Contractor” shall have the meaning set forth in Section 6.2.3(a). “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or activities of a Person (subject to the rights of others to approve significant decisions), whether through ownership of voting securities, by contract or otherwise. The definition is to be construed to apply equally to variations of the word “Control” including “Controlled,” “Controlling” or “Controlled by.” “Counterparty Rating Downgrade” shall have the meaning set forth in Section 2.10. “Country Lists” shall have the meaning set forth in Section 4.1.29. “Default Prepayment Fee” shall be equal to the greater of (a) the present value of all remaining Partial Monthly Payments of Interest, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate, compounded semi-annually, or (b) one percent (1%) of the amount of the principal being prepaid. “Default Rate” shall mean an annual rate equal to the Interest Rate plus four percent (4%). “Environmental Indemnity” shall mean that certain Unsecured Indemnity Agreement, dated as of the date hereof, executed by Borrower and Liable Party, if any, in favor of

4 Cortona – Loan Agreement Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. “Environmental Insurance Policy” shall mean a policy of environmental insurance satisfying all requirements in Section 6.1.2(a). “Environmental Report” shall mean that certain Report of Phase I Environmental Site Assessment and Additional Environmental Services dated January 2021 and prepared by Targus Environmental as Targus Project T20-4290A. “EPI” shall have the meaning set forth in Section 6.1.1(a)(iii). “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended. hereof. “Event of Default” shall have the meaning set forth in Section 11.1. “Excess Cash Flow Account” shall have the meaning set forth in Section 2.11. “Excess Cash Flow Funds” shall have the meaning set forth in Section 2.11. “Execution Date” shall have the meaning set forth in the introductory paragraph “Existing Leases” shall have the meaning set forth in Section 4.1.16(a). “Existing Rate Cap” shall have the meaning set forth in Section 2.10. “Full Replacement Cost” shall have the meaning set forth in Section 6.1.1(a)(i). “GAAP” shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession. “General Transfer Requirements” shall have the meaning set forth in Section 8.1.1. “Governmental Authority” shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city, foreign or otherwise) whether now or hereafter in existence. “Guaranty” shall mean any Guaranty of Recourse Obligations, whether dated as of the date hereof or subsequently, executed by Liable Party in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

5 Cortona – Loan Agreement “Hazardous Materials” shall include without limitation: (i) Those substances included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” or “solid waste” in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as amended by Superfund Amendments and Reauthorization Act of l986 (Publ. L. 99-499 100 Stat. 1613), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Sections 6901 et seq.), and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 5101 et seq., and in the regulations promulgated pursuant to said laws, all as amended; (ii) Intentionally omitted; (iii) Intentionally omitted; (iv) Those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (v) Any material, waste or substance which is (A) petroleum; (B) asbestos; (C) polychlorinated biphenyls; (D) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq.; (F) flammable explosives; or (G) radioactive materials; and (vi) Chemicals known to cause cancer or reproductive toxicity and such other substances, materials and wastes, which are or become regulated, classified or identified as hazardous, toxic or cancer causing under applicable local, state or federal laws or regulations, or by the United States government or the government of the State in which the Property is located. “Impairment of the Security” shall mean any or all of the following: (i) any of the Leases for more than ten percent (10%) of the apartment units existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty; (ii) the casualty or damage occurs during the last year of the term of the Loan; or (iii) restoration of the Property is estimated to require more than one year to complete from the date of the occurrence. “Impositions” shall mean real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property. “Improvements” shall have the meaning set forth in the granting clause of the Security Instrument. “Insolvent Entity” shall have the meaning set forth in Section 11.1(c).

6 Cortona – Loan Agreement “Insurance Proceeds” shall mean all insurance proceeds payable to Borrower in connection with the Property whether or not such insurance coverage is specifically required under the terms of this Agreement. “INREIT” shall have the meaning set forth in Section 8.1.1. “Interest Rate” shall mean a rate per annum equal to the greater of (a) 2.65% or (b) the sum of (i) 240 basis points (2.4%) plus (ii) the LIBOR Rate. “Interest Rate Cap Agreement” shall mean, as applicable, any interest rate cap agreement (together with the confirmation and schedules relating thereto), in form and substance satisfactory to Lender, between Borrower and the counterparty thereunder or any Replacement Interest Rate Cap Agreement, in each case which also satisfies the requirements set forth in Section 2.10. “Investor” shall have the meaning set forth in Section 10.1. “Late Charge” shall mean an amount equal to four cents ($0.04) for each dollar that is overdue. “Lease” shall mean all leases and all other agreements for possession of all or any portion of the Property, including all of the same now or hereafter existing, and all extensions, modifications, amendments, expansions and renewals of any of the same and all Lease Guaranties. “Lease Guaranty” shall mean every guarantee of any obligation under any Lease, including all modifications and amendments to such guaranties. “Leasing Guidelines” shall mean the Leasing Guidelines attached to this Agreement as Exhibit B, as the same may be amended, modified or supplemented in accordance with the provisions of this Agreement by Lender. “Lender” shall have the meaning set forth in the introductory paragraph hereof. “Lender’s Address for Insurance Notification” shall mean: MetLife Real Estate Lending LLC, its affiliates and/or successors and assigns, One MetLife Way, Whippany, New Jersey 07981-1449, Attention: Real Estate Investors Insurance Manager. “Liable Party” shall mean as of the Effective Date no one, and unless and until a Person becomes a “Liable Party”, all references in the Environmental Indemnity and/or any guaranty of any of Borrower’s obligations under the Loan Documents to Liable Party shall be deemed to read “Liable Party, if any”. “LIBOR Business Day” shall mean a day both (i) commercial banks in London are open for international business (including dealings in U.S. dollar deposits), and (ii) any day Lender is open for business in New York City. “LIBOR Rate” shall mean the one (1) month London interbank offered rate for deposits in U.S. dollars rounded upwards to the nearest one one-hundredth (1/100th) of one percent

7 Cortona – Loan Agreement appearing on the display designated as Reuters Screen LIBOR01 Page, or such other page as may replace LIBOR01 on that service (or such other service as may be nominated as the information vendor by the ICE Benchmark Administration (the “IBA”), or successor administrator to the IBA, for the purpose of displaying the IBA’s, or successor administrator’s, interest settlement rates for U.S. dollar deposits as the composite offered rate for London interbank deposits). If the aforementioned sources of the LIBOR Rate are no longer available, then the term “LIBOR Rate” shall mean the one (1) month London interbank offered rate for deposits in U.S. dollars rounded upwards to the nearest one one-hundredth (1/100th) of one percent as shown on the appropriate Bloomberg Financial Markets Services Screen or any successor index on such service under the heading “USD”. In the event that the LIBOR Rate is no longer available, or if Lender determines that LIBOR is no longer the industry standard, then it shall be replaced by a benchmark rate (with an appropriate one-time permanent spread adjustment to address the change in benchmark so as to approximate the Interest Rate agreed to herein) that Lender then commonly utilizes as a LIBOR replacement on floating rate loans secured by commercial real estate where it holds a similar right to declare a replacement (and that Lender determines is also then commonly utilized by other major commercial real estate lenders). Lender’s determinations under the preceding sentence shall be conclusive absent manifest error. If the applicable rate as described above is below zero, LIBOR Rate or such replacement benchmark rate, as applicable, will be deemed to be zero. “Liens and Encumbrances” shall mean any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic liens, tax liens or assessment liens (including any tax liens or assessment liens to secure repayment of any loan or other financing, including, without limitation, any Property-Assessed Clean Energy loan) regardless of whether or not they are subordinate to the lien created by the Security Instrument. “Loan” shall mean, collectively, the indebtedness evidenced by the Note with interest at the rates set forth herein, all additional advances or fundings made by Lender, and any other amounts required to be paid by Borrower under any of the Loan Documents. “Loan Amount” shall equal Forty-Five Million and 00/100 Dollars ($45,000,000.00). “Loan Documents” shall mean, collectively, this Agreement, the Note, the Security Instrument, the Assignment of Leases, the Cash Management Agreement, the Clearing Account Agreement the Subordination of Management Agreement and any and all other documents now or hereafter executed and/or delivered to and accepted by Lender for the purpose of evidencing or securing the Loan (except the Environmental Indemnity and the Guaranty, if any), as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time. The Environmental Indemnity and the Guaranty, if any, are not Loan Documents and shall survive repayment of the Loan or other termination of the Loan Documents to the extent set forth therein. “Management Agreement” shall mean the Multifamily Project Management Agreement, dated as of January 26, 2021, together with all amendments thereto prior to the date hereof, entered into by and between Borrower and Manager, and all amendments thereto entered

8 Cortona – Loan Agreement into in accordance with the terms and conditions set forth in this Agreement, pursuant to which the Manager is to provide management and other services with respect to the Property. “Manager” shall mean Balke Brown Transwestern, Inc., a Missouri corporation, or any other manager approved in accordance with the terms and conditions of the Loan Documents. “Material Adverse Change” shall mean a material adverse change in (i) the physical condition of the Property and/or (ii) the financial condition of the Property, Borrower or Liable Party that would reasonably be expected to impair Borrower’s or Liable Party’s ability to perform its obligations under the Loan Documents to which it is a party. “Material Agreements” shall mean each contract and agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Property (other than the Management Agreement and the Leases), (i) under which there is an obligation of Borrower to pay more than $50,000 per annum, (ii) the termination of which would materially adversely affect the Property or the operation thereof, or (iii) which is not terminable by the owner of the Property upon thirty (30) days’ or less notice without payment of a termination fee. “Maturity Date” shall have the meaning set forth in Section 2.2.1(b). “Monthly Excess Cash Flow Deposits” shall have the meaning set forth in Section 2.11. “Moody’s” shall mean Moody’s Investors Service, Inc. “Net Condemnation Proceeds” shall mean all Condemnation Proceeds less the cost, if any, to Lender of recovering the Condemnation Proceeds, including, without limitation, reasonable attorneys’ fees and expenses, and adjusters’ fees. “Net Insurance Proceeds” shall mean Insurance Proceeds less the cost, if any, to Lender of recovering the Insurance Proceeds, including, without limitation, reasonable attorneys’ fees and expenses, and adjusters’ fees. “Note” shall mean that certain Promissory Note, dated as of the date hereof, in the original principal amount of Forty-Five Million Dollars and 00/100 ($45,000,000.00), made by Borrower to Lender, as the same may be hereinafter amended, consolidated, split, severed, restated, replaced (whether by one or more replacement notes), supplemented, renewed, extended or otherwise modified from time to time. “OFAC” shall have the meaning set forth in Section 4.1.29. “OFAC Sanctions List” shall have the meaning set forth in Section 4.1.29. “O&M Agreement” shall mean an Operations and Maintenance Agreement with respect to the Property, if any, reviewed and approved by Lender in connection with underwriting the Loan.

9 Cortona – Loan Agreement “Other Charges” shall mean all ground rents, maintenance charges, impositions other than Impositions, and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property, now or hereafter levied or assessed or imposed against the Property or any part thereof. “Partial Monthly Payments of Interest” shall be defined as the outstanding principal balance of the Loan multiplied by 2.40%, divided by 360, multiplied by 365 and divided by 12. The number of “remaining” Partial Monthly Payments of Interest shall be equal to the number of remaining monthly installments of interest due on the Loan to and including the Maturity Date. “Participant Register” shall have the meaning set forth in Section 2.1.4. “Permitted Exceptions” shall mean, collectively, (i) the lien and security interests created by the Loan Documents, (ii) those property specific exceptions to title recorded in the real estate records of the city where the Property is located and contained in Schedule B-1 of the title insurance policy or policies which have been approved by Lender, (iii) Liens and Encumbrances, if any, for taxes imposed by any Governmental Authority not yet due or delinquent, and (iv) such other title and survey exceptions as Lender has approved or may approve in writing in Lender’s sole discretion. Notwithstanding the foregoing, Permitted Exceptions shall not include any tax liens or assessment liens to secure repayment of any loan or other financing including, without limitation, any Property-Assessed Clean Energy loan. “Permitted Indebtedness” shall have the meaning set forth in Section 8.3. “Permitted Transfer” shall have the meaning set forth in Section 8.1.1. “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any other entity, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing. “Personal Property” shall have the meaning set forth in the Security Instrument. “Plan” shall have the meaning set forth in Section 4.1.5. “Policies” and “Policy” shall mean all insurance provided for in Section 6.1.1(a) and obtained under valid and enforceable policies. “Premiums” shall mean all premiums for the insurance policies required under this Agreement. “Prepayment Commencement Date” shall mean December 1, 2022. “Prepayment Fee” shall be equal to (x) one percent (1%) of the amount of the principal being prepaid, if paid during the nineteenth (19th) through twenty-fourth (24th) full calendar month following the Advance Date, and (y) one-half of one percent (0.50%) of the amount of the principal being prepaid if paid during the twenty-fifth (25th) through thirty-sixth

10 Cortona – Loan Agreement (36th) full calendar month following the Advance Date, and (z) zero if paid during the thirty- seventh (37th) full calendar month following the Advance Date and thereafter. “Property” shall mean the fee estate of Borrower, the Improvements thereon and all personal property owned by Borrower and encumbered by the Security Instrument, together with all rights pertaining to such property and Improvements, all as more particularly described in the granting clauses of the Security Instrument. “Property Transfer” shall have the meaning set forth in Section 8.1.2. “Rate Reset Date” or collectively, “Rate Reset Dates”, shall have the meaning set forth in Section 2.2.1(a). “Rating Agencies” shall mean any nationally recognized statistical rating agency which has assigned a rating to any Securities. “REA” shall mean that certain Indenture of Covenants and Restrictions for The Highlands at Forest Park City of St. Louis, Missouri recorded March 21, 2000 in Book 1624, Page 1970 of the City of St. Louis, Missouri Recorder of Deeds, as affected by that certain Clarification of Indenture of Covenants and Restrictions for The Highlands at Forest Park City of St. Louis, Missouri recorded December 29, 2000 in Book 1671, Page 4535 of the City of St. Louis, Missouri Recorder of Deeds, as amended by that certain First Amendment to Indenture of Covenants and Restrictions for The Highlands at Forest Park, City of St. Louis, Missouri recorded October 6, 2004 in Book 10062004, Page 232 of the City of St. Louis, Missouri Recorder of Deeds, as amended by that certain Assignment of Developer Rights recorded October 6, 2004 in Book 10062004, Page 231 of the City of St. Louis, Missouri Recorder of Deeds, as amended by that certain Second Amendment to Indenture of Covenants and Restrictions for The Highlands at Forest Park, City of St. Louis, Missouri recorded August 29, 2007 in Book 8292007, Page 206 of the City of St. Louis, Missouri Recorder of Deeds, and as amended by that certain Partial Assignment of Developer Rights recorded May 22, 2009 in Book 05222009, Page 141 of the City of St. Louis, Missouri Recorder of Deeds. “Register” shall have the meaning set forth in Section 2.1.4. “Registrar” shall have the meaning set forth in Section 2.1.4. “Remedial Work” shall mean any investigation or monitoring of site conditions or any clean up, containment, restoration, removal or other remedial work. “Rent Roll” shall have the meaning set forth in Section 4.1.16(a). “Rents and Profits” shall mean collectively all present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Property and all deposits made with respect to the Property, including, but not limited to, any security given to utility companies by Borrower, any advance payment of real estate taxes or assessments, or insurance premiums made by Borrower and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and all Insurance Proceeds.

11 Cortona – Loan Agreement “Replacement Interest Rate Cap Agreement” shall mean any interest rate cap agreement (together with the confirmation and schedules relating thereto), in form and substance satisfactory to Lender, between Borrower and the counterparty thereunder which also satisfies the requirements set forth in Section 2.10. “Request for Payment” shall have the meaning set forth in Section 6.2.3(b)(ii). “Requirements” shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements. “Requirements for Restoration” shall have the meaning set forth in Section 6.2.3. “Requirements of Environmental Laws” means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or (iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials. “Restoration” shall have the meaning set forth in Section 6.2.1(b). “Restoration Funds” shall have the meaning set forth in Section 6.2.3(a). “Sanctions List” shall have the meaning set forth in Section 4.1.29. “S&P” shall mean S&P Global Ratings, a division of S&P Global Inc. “Secondary Financing” shall have the meaning set forth in Section 8.2. “Secured Indebtedness” shall mean, collectively, the indebtedness evidenced by the Note with interest at the rates set forth herein, all additional advances or fundings made by Lender, and any other amounts required to be paid by Borrower under any of the Loan Documents. “Securities” shall have the meaning set forth in Section 10.1. “Security Instrument” shall mean that certain first priority Deed of Trust, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Borrower as security for the Loan and encumbering the Property, as the same may be amended, consolidated,

12 Cortona – Loan Agreement split, spread, severed, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time. “Servicer” shall mean a servicer, if any, selected by Lender to service the Loan. “SNDA” shall have the meaning set forth in Section 5.1.9(b). “Special Purpose Entity” means a Person, other than a natural person, which, since the date of its formation and at all times prior to, on and after the date thereof, has not and shall not: (i) engage in business other than owning and operating the Property; (ii) acquire or own a material asset other than the Property and incidental personal property; (iii) commingle its assets with the assets of any other person or entity, or maintain assets in a way difficult to segregate and identify; (iv) fail to hold itself out to the public as a legal entity separate from any other; (v) fail to conduct business solely in its name; (vi) fail to maintain records, accounts or bank accounts separate from any other person or entity; (vii) file or consent to a petition pursuant to applicable bankruptcy, insolvency, liquidation or reorganization statutes, or make an assignment for the benefit of creditors without the unanimous consent of its shareholders, partners or members, as applicable; (viii) incur additional indebtedness except for Permitted Indebtedness; (ix) dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets; or (x) modify, amend or revise its organizational documents. “Standard Lease Form” shall have the meaning set forth in Exhibit B. “State” shall mean the state where the Property is located. “Strike Rate” shall have the meaning set forth in Section 2.10. “Tenant” shall mean any Person obligated by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) under any Lease now or hereafter affecting all or any part of the Property. “Title Insurance Policy” shall mean an ALTA mortgagee title insurance policy or policies in the form acceptable to Lender issued with respect to the Property and insuring the lien

13 Cortona – Loan Agreement of the Security Instrument, together with such endorsements and affirmative coverage as Lender may require. “Transfer” shall have the meaning set forth in Section 8.1. “Treasury Rate” shall mean the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of the Loan, as quoted in the Federal Reserve Statistical Release H. 15 (519) under the heading “U.S. Government Securities - Treasury Constant Maturities” for the date which is five (5) Business Days prior to the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Lender shall select a comparable rate. “Trigger Rate” shall have the meaning set forth in Section 2.10. “UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State. “U.N. List” shall have the meaning set forth in Section 4.1.29. “Unsecured Obligations” means any obligations evidenced by or arising under the Environmental Indemnity. “Use” shall have the meaning set forth in Section 5.1.13. “Work” shall have the meaning set forth in Section 6.2.3(a). Section 1.2 Principles of Construction. All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document, the Guaranty, if any, or the Environmental Indemnity to any Loan Document shall be deemed to mean such Loan Document, Guaranty, if any, or Environmental Indemnity (as applicable) as the same may hereafter be amended, modified, supplemented, extended, replaced and/or restated from time to time (and, in the case of any note or other instrument, to any instrument issued in substitution therefor). Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. II. THE LOAN Section 2.1 The Loan. 2.1.1 Agreement to Lend and Borrow. Subject to and upon the terms and conditions set forth herein, Lender shall make the Loan to Borrower and Borrower shall accept the Loan from Lender on the Advance Date.

14 Cortona – Loan Agreement 2.1.2 Single Disbursement to Borrower. Borrower shall receive only one disbursement hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed. 2.1.3 The Note. The Loan shall be evidenced by the Note and shall be repaid in accordance with the terms of this Agreement and the Note. 2.1.4 Register and Participant Register. As a material inducement to Lender making the Loan, Borrower hereby appoints Lender to serve as Borrower’s non-fiduciary agent, which agency is coupled with an interest, solely for purposes of this Section 2.1.4, to maintain a register of the names and addresses of all holders of direct interests in the Loan (each a “Co- Lender”), and the principal amount and stated interest thereon, pursuant to the terms hereof from time to time while Lender is a holder of the Loan (the “Register”). If Lender or any Co- Lender sells a participation in the Loan, Lender or Co-Lender (as applicable) shall maintain a register of the name and address of each participant and the principal amounts and stated interest of each participant’s interest in the Loan pursuant to the terms hereof from time to time while Lender or Co-Lender (as applicable) is a holder of the Loan (the “Participant Register”). Each of the Register and Participant Register may be a systems-generated printout from Lender’s or Co- Lender’s (as applicable) mortgage information system. Lender may delegate its obligations with respect to the Register and Participant Register to its agent, asset manager or designee. As used herein, the term “Registrar” shall mean the Person or Persons appointed to maintain the Register and Participant Register pursuant to this Section 2.1.4. Borrower acknowledges and agrees that no Lender, Co-Lender or Registrar shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that a participant’s interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Register shall be conclusive absent manifest error, and Borrower, Lender and any Co-Lender shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Co-Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Co-Lender, at any reasonable time and from time to time upon reasonable prior notice. The entries in the Participant Register shall be conclusive absent manifest error, and Lender and any Co-Lender (as applicable) shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Registrar’s failure to maintain such Register and Participant Register, or any error therein, shall not affect Borrower’s obligations in respect of the Loan, and Borrower hereby waives any and all claims against Registrar, Lender and Co-Lender (as applicable) for losses, expenses, costs and/or damages arising out of or relating to such failure. Notwithstanding anything to the contrary contained in this Agreement, the Loan (including any Note evidencing such Loan) is a registered obligation, and the right, title and interest of the Co-Lenders in and to such Loan shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 2.1.4 and Section 10.1 shall be construed so that the Loan is at all times maintained in “registered form”

15 Cortona – Loan Agreement within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. For the avoidance of doubt, the provisions of this Section 2.1.4 shall not limit any right of any holder of the Loan to assign its interest in the Loan or any portion thereof, provided that as long as Lender holds a note evidencing the Loan, such assignment is recorded in the Register. Upon repayment of the Loan, including, without limitation, upon an assignment of the Note and Mortgage to a new lender in connection with the refinancing of the Loan or the obtaining of a new loan, Lender named herein (and Co-Lender, if applicable) shall automatically cease to be Registrar and shall no longer maintain such Register or any Participant Register, nor shall it be required to register such assignment of the Note and Mortgage, and Borrower shall automatically become Registrar for the Register unless and until it affirmatively appoints a replacement registrar to assume such duties. Notwithstanding the foregoing, there is no Co-Lender in the Loan. Section 2.2 Interest Rate. 2.2.1 Payment of Principal and Interest. Principal and interest under the Loan shall be payable as follows: (a) The initial Interest Rate is 2.65%. The Interest Rate will be reset by Lender, effective as of the first day of the first month following the month during which the Advance Date occurs, and effective the first day of the first month of each successive one month period thereafter during the term of the Loan (individually a “Rate Reset Date” and collectively “Rate Reset Dates”). The Interest Rate will be reset as aforesaid to the annual rate equal to the greater of (a) 2.65% or (b) the sum of (i) 240 basis points (2.40%) plus (ii) the LIBOR Rate in effect at the close of business in London on the second LIBOR Business Day prior to each of the Rate Reset Dates. (b) Borrower shall pay interest only for the period from the Advance Date and ending on the last day of the month in which the Advance Date occurs. Borrower shall make such payment of interest only in advance on the Advance Date and shall then pay interest only in arrears, on the first day of the second month following the Advance Date and thereafter Borrower shall make payments of interest only on the first day of each month through and including the eighty-fourth (84th) full calendar month following the Advance Date. The entire outstanding principal balance of the Loan together with all accrued interest and all other sums due under the Loan Documents, shall be paid on the first day of the eighty-fifth (85th) month following the Advance Date unless the Advance Date occurs on the first (1st) of the month, in which case the maturity date shall be the eighty-fourth (84th) month following the month in which the Advance Date occurs (the “Maturity Date”). Interest shall be calculated on a daily basis of the actual number of days elapsed over a 360-day year. (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by the Note, all accrued and unpaid interest, and all other unpaid amounts of the Secured Indebtedness shall become immediately payable in full. (d) Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

16 Cortona – Loan Agreement Section 2.3 Application of Payments. At the election of Lender, and to the extent permitted by law, all payments shall be applied in the order selected by Lender to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount. Section 2.4 Security. The covenants of the Security Instrument are incorporated by reference into this Agreement. The Note shall evidence, and the Security Instrument shall secure, the Secured Indebtedness. Section 2.5 Late Charge. If any payment of interest and/or principal (other than the outstanding principal balance of the Loan on the Maturity Date), or any payment of a required escrow deposit is not paid within seven (7) days after the due date, Lender shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Lender may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents. Section 2.6 Acceleration Upon Event of Default. At the option of Lender, if Borrower fails to pay any sum specified in this Agreement or the Note within seven (7) days after the due date, or if any other Event of Default occurs, the Accelerated Loan Amount shall become immediately due and payable. Section 2.7 Interest Upon Event of Default. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured. Section 2.8 Limitation on Interest. The agreements made by Borrower with respect to this Agreement, the Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Agreement, the Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Lender shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Lender shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Lender’s election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of the Loan. Section 2.9 Prepayment. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Loan except as expressly set forth

17 Cortona – Loan Agreement in this Section 2.9. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice. 2.9.1 Prepayment Fee. The Loan may not be prepaid in whole or in part at any time prior to the Maturity Date except as follows: commencing on the Prepayment Commencement Date, Borrower may prepay the Secured Indebtedness subject to the Prepayment Fee on no less than ten (10) days’ prior written notice to Lender; provided, however, that (A) any such prepayment notice shall be revocable by Borrower with written notice to Lender at least one (1) Business Day prior to the proposed prepayment date, so long as in any event Borrower indemnifies and holds Lender harmless from and against any out-of-pocket costs and expenses incurred by Lender as a consequence of any such revocation of a prepayment notice, which amounts shall be payable within ten (10) Business Days of Lender’s written demand therefor, and (B) Borrower shall not be entitled to revoke more than one (1) prepayment notice during any twelve (12) month period of the term of the Loan. Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in the preceding sentence, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, (ii) the application of money to the principal of the Loan after a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Lender for the loss of the investment, if such event occurs prior to the Prepayment Commencement Date, Borrower shall pay to Lender an amount equal to the Default Prepayment Fee. Notwithstanding the foregoing, so long as Borrower makes a good faith effort to recover any Default Prepayment Fee which would be due as a result of a casualty or condemnation, from the insurer in the case of a casualty or from the condemning authority, then the Default Prepayment Fee due as a result of the casualty or condemnation shall be waived except to the extent recovered by Borrower. Lender will, upon request, provide an estimate of the amount of the Prepayment Fee two (2) weeks before the date of the scheduled prepayment. 2.9.2 Waiver of Right to Prepay Note Without Prepayment Fee or Default Prepayment Fee. Borrower acknowledges that Lender has relied upon the anticipated investment return under the Note and this Agreement in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment or any permitted prepayment which pursuant to the terms of the Note and/or this Agreement requires a Prepayment Fee or Default Prepayment Fee shall include the Prepayment Fee or Default Prepayment Fee, as applicable. Borrower agrees that the determination of the Interest Rate was based on the intent, expectation and agreement (and the Interest Rate would have been higher without such agreement) of Borrower and Lender that the amounts advanced under the Note and this Agreement would not be prepaid during the term of this Loan, or if any such prepayment would occur, the Prepayment Fee or Default Prepayment Fee would apply (except as expressly permitted by the terms of this Agreement and the Note). Borrower also agrees that the Prepayment Fee or Default Prepayment Fee represents the reasonable estimate of Lender and Borrower of a fair average compensation for the loss that may be sustained by Lender as a result of a prepayment of the Loan and it shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid under the Loan Documents.

18 Cortona – Loan Agreement BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER THE LAWS OF THE STATE OF MISSOURI TO PREPAY THE LOAN, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE LOAN, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THE LOAN IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE LOAN BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING, BUT NOT LIMITED TO, ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THIS AGREEMENT, THE SECURITY INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS, THEN BORROWER SHALL BE OBLIGATED TO PAY LENDER CONCURRENTLY THE DEFAULT PREPAYMENT FEE. BY EXECUTING THE NOTE AND THIS AGREEMENT, BORROWER AGREES THAT LENDER’S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT. Section 2.10 Interest Rate Cap Agreement. If at any time the LIBOR Rate exceeds one and one-half percent (1.5%) (the “Trigger Rate”), which Trigger Rate is subject to modification by Lender to account for a change in the benchmark rate in accordance with Section 1.1 - definition of “LIBOR Rate”, for three (3) consecutive Business Days, Borrower shall, within fifteen (15) days after written demand by Lender, enter into an Interest Rate Cap Agreement which shall protect against the LIBOR Rate exceeding two and one-half percent (2.5%) (the “Strike Rate”), which Strike Rate is subject to modification by Lender to account for a change in the benchmark rate in accordance with Section 1.1 - definition of “LIBOR Rate”. The Interest Rate Cap Agreement (i) shall be in form reasonably acceptable to Lender, (ii) shall be with a counterparty acceptable to Lender and which counterparty shall have a credit rating of “A2” or better by Moody’s and “A” or better by S&P, (iii) shall direct such acceptable counterparty to deposit any and all payments due under the Interest Rate Cap Agreement directly into an account designated by Lender so long as any portion of the Loan remains outstanding, provided however, for purposes of this requirement, the Loan shall be deemed to be remaining outstanding if the Property is transferred to Lender (or its nominee or designee) by judicial foreclosure or non-judicial foreclosure or by deed-in-lieu thereof, (iv) shall be for a term equal to the term of the Loan, and (v) shall have an initial notional amount equal to the principal balance of the Loan. No later than the date on which Borrower enters into an Interest Rate Cap Agreement (or any replacement thereof) in accordance with this Section 2.10 (the “Cap Date”), Borrower shall collaterally assign to Lender, pursuant to an assignment which is in form and substance acceptable to Lender, all of its right, title and interest to receive any and all payments under the Interest Rate Cap Agreement (or any replacement thereof), and no later than fifteen (15) days following the Cap Date Borrower shall deliver to Lender an executed counterpart of such Interest Rate Cap Agreement and an executed counterpart to such assignment from the counterparty under the Interest Rate Cap Agreement (or any replacement thereof), which shall by their terms authorize the assignment to Lender and require that payments be deposited directly into the account as shall be designated by Lender. Borrower shall comply with all of its obligations under the Interest Rate Cap Agreement. All amounts paid by the counterparty under the Interest

19 Cortona – Loan Agreement Rate Cap Agreement to Borrower or Lender shall be deposited immediately into such account as shall be designated by Lender. The Interest Rate Cap Agreement and the aforesaid account designated by Lender shall be deemed to be part of the Property for purposes of Section 12.20. Borrower shall take all actions reasonably required by Lender to enforce Lender’s rights under the Interest Rate Cap Agreement in the event of a default by the counterparty and shall not waive, amend or otherwise modify any of its rights thereunder. In the event of a downgrade of the rating of the counterparty below in “A3” by Moody’s or below “A” by S&P (“Counterparty Rating Downgrade”) or if any such rating is withdrawn or qualified, at Lender’s option, Borrower shall replace the Interest Rate Cap Agreement with a Replacement Interest Rate Cap Agreement with a counterparty acceptable to Lender not later than ten (10) Business Days following receipt of notice from Lender of such downgrade, withdrawal or qualification. In the event that Borrower fails to purchase, deliver and/or maintain the Interest Rate Cap Agreement or any replacement thereof as required hereby, Lender may (in addition to exercising any of its other rights and remedies) purchase such Interest Rate Cap Agreement or any replacement thereof and the costs incurred by Lender in purchasing and maintaining the same shall be paid by Borrower with interest thereon at the Default Rate from the date such cost was incurred by Lender until such cost is paid by Borrower to Lender. In connection with the Interest Rate Cap Agreement and each replacement thereof, and no later than thirty (30) days following the Cap Date, Borrower shall obtain and deliver to Lender an opinion of counsel for the counterparty (upon which Lender and its successors and assigns may rely) in form, scope and substance acceptable to Lender regarding the authorization of the counterparty, the legality, validity, and binding effect of the Interest Rate Cap Agreement or replacement thereof, as applicable, and such other matters as Lender shall reasonably require. Borrower shall pay all reasonable costs and expenses incurred by Lender in connection with the Interest Rate Cap Agreement or any replacement or modification thereof as required hereby, including documentation costs and reasonable attorneys’ fees. In addition to the foregoing, if (x) Borrower has entered into an Interest Rate Cap Agreement in accordance with this Section based upon the LIBOR Rate (the “Existing Rate Cap”); and (y) the Interest Rate is no longer determined by reference to LIBOR as set forth in Section 1.1 - definition of “LIBOR Rate”, then Borrower shall, at Borrower’s sole cost and expense, not later than fifteen (15) days prior to the first payment date under the Loan based on the benchmark rate which has replaced LIBOR in accordance with Section 1.1 - definition of “LIBOR Rate”, (i) make such amendments, modifications or revisions to the Existing Rate Cap or (ii) deliver a substitute Interest Rate Cap Agreement to replace the Existing Rate Cap, in each case, acceptable to Lender, which substitutes the benchmark rate which has replaced LIBOR, is otherwise in accordance with the requirements set forth in this Section 2.10 and which, in either instance, provides Lender a hedge against rising interest rates that is no less beneficial to Lender than that which was originally provided by the Existing Rate Cap. Section 2.11 Excess Cash Flow Reserve. On each monthly payment date occurring on and after the occurrence and continuance of a Cash Management Period (as defined in the Cash Management Agreement), Borrower shall deposit (or cause to be deposited) into an account with Lender or Servicer (the “Excess Cash Flow Account”) an amount equal to the Excess Cash Flow generated by the Property for the immediately preceding interest accrual period (each such monthly deposit being herein referred to as the “Monthly Excess Cash Flow Deposits” and the amounts on deposit in the Excess Cash Flow Account being herein referred to as the “Excess Cash Flow Funds”). The Excess Cash Flow Funds shall be held by Lender as additional

20 Cortona – Loan Agreement collateral for the Loan. Provided no Event of Default has occurred and is continuing, any Excess Cash Flow Funds remaining in the Excess Cash Flow Account shall be disbursed to Borrower upon fifteen (15) days written request after the expiration of any Cash Management Period in accordance with the applicable terms and conditions hereof. Section 2.12 Cash Management. A property revenue deposit account and cash management system will be active from and after the Execution Date pursuant to and in accordance with the terms of the Cash Management Agreement. III. TAXES, LIENS AND ENCUMBRANCES AND OTHER CHARGES Section 3.1 Payment of Impositions. Unless otherwise paid to Lender as provided in Section 5.1.14, Borrower shall pay all Impositions. The Impositions shall be paid not later than ten (10) days before the dates on which the particular Imposition would become delinquent and Borrower shall produce to Lender receipts of the imposing authority, or other evidence reasonably satisfactory to Lender, evidencing the payment of the Imposition in full. If Borrower elects by appropriate legal action to contest any Imposition, Borrower shall first deposit cash with Lender as a reserve in an amount which Lender determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Borrower deposits this sum with Lender, Borrower shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, and the sale and forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Borrower shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default, the monies which have been deposited with Lender pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Borrower. IV. REPRESENTATIONS AND WARRANTIES Section 4.1 Borrower Representations. Borrower represents and warrants as of the date hereof that: 4.1.1 Organization. (a) The execution of the Loan Documents and the Environmental Indemnity have been duly authorized and there is no provision in the organizational documents of Borrower requiring further consent for such action by any other entity or person. (b) It is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, and it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted. (c) The execution, delivery and performance of the Loan Documents and the Environmental Indemnity will not result in Borrower’s being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

21 Cortona – Loan Agreement (d) The Loan Documents and the Environmental Indemnity have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower which are enforceable in accordance with their terms. 4.1.2 Litigation. Neither Borrower nor any of Borrower’s Constituents is involved in any litigation, arbitration, or other proceeding or governmental investigation that is currently pending and which if determined adversely would materially adversely affect Borrower’s ability to perform in accordance with the Loan Documents or the Environmental Indemnity. 4.1.3 Agreements. Borrower is not in default with respect to any order or decree of any court or any order, regulation or demand of any Governmental Authority, which default would be reasonably likely to materially and adversely affect the condition (financial or other) or operations of the Property or Borrower or Borrower’s ability to perform its obligations hereunder or under the Loan Documents or the Environmental Indemnity. Borrower has complied with all requirements of all instruments and agreements affecting the Property, whether or not of record, including, without limitation, all covenants and agreements by and between Borrower and any governmental or regulatory agency pertaining to the development, use or operation of the Property. 4.1.4 Consents. No consent, approval, authorization or order of any court or Governmental Authority is required for the execution, delivery and performance by Borrower of, or compliance by Borrower with, this Agreement or any of the other Loan Documents or the Environmental Indemnity or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by Borrower. 4.1.5 No Plan Assets. (i) Borrower is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Code (each of the foregoing hereinafter referred to collectively as a “Plan”); and (ii) Borrower’s assets do not constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3- 101, as modified by Section 3(42) of ERISA. 4.1.6 Compliance. The Improvements and their Use comply with (and, except as disclosed in the Environmental Report, no notices of violation have been received by Borrower, Liable Party or any of their agents in connection with) all Requirements and to the best of Borrower’s knowledge, except as disclosed in the Environmental Report, no notices of violation have been received by any prior owner of the Property. 4.1.7 Zoning. The zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by the Security Instrument. 4.1.8 Financial Information. All financial statements, including, without limitation, the statements of cash flow and income and operating expense, that have been delivered to Lender in respect of the Property and/or in connection with the Loan (i) are true, complete and correct in all material respects as of the date of such reports, (ii) accurately represent the financial condition of the Property as of the date of such reports, and (iii) have been prepared in accordance with GAAP throughout the periods covered. Borrower does not have any contingent

22 Cortona – Loan Agreement liabilities, liabilities for taxes, unusual forward or long term commitments or unrealized or anticipated losses from any unfavorable commitments that are known to Borrower and which are, individually or in the aggregate, reasonably likely to have a materially adverse effect on the Property or the operation thereof, except as referred to or reflected in the most recent financial statements of Borrower delivered to Lender. Since the date of such financial statements, there has been no material adverse change in the financial condition, operations or business of Borrower, Borrower’s Constituents, Liable Party (if any) or the Property from that set forth in the financial statements. 4.1.9 Casualty and Condemnation. Except as expressly approved by Lender in writing, no casualty or damage to any part of the Property that would cost more than $50,000 to restore or replace has occurred which has not been fully restored or replaced. No part of the Property has been taken in Condemnation or other similar proceeding or transferred in lieu of Condemnation, nor has Borrower received notice of any proposed Condemnation or other similar proceeding affecting the Property. As of the Execution Date, no Condemnation or other proceeding has been commenced, is pending or, to Borrower’s best knowledge, is contemplated with respect to all or any portion of the Property or for the relocation of roadways providing access to the Property. 4.1.10 Enforceability. The Loan Documents and the Environmental Indemnity are not subject to any right of rescission, set off, counterclaim or defense by Borrower, including the defense of usury, nor would the operation of any of the terms of the Loan Documents or the Environmental Indemnity, or the exercise of any right thereunder, render the Loan Documents or the Environmental Indemnity unenforceable, and Borrower has not asserted any right of rescission, set off, counterclaim or defense with respect thereto. 4.1.11 Assignment of Leases. Pursuant to the Assignment of Leases, Borrower has assigned the Leases and the Rents and Profits to Lender. Borrower acknowledges that it is permitted to collect certain of the Rents and Profits pursuant to a revocable license as set forth in the Assignment of Leases. No Person other than Lender has any interest in or assignment of the Leases or any portion of the Rents and Profits due and payable or to become due and payable thereunder. 4.1.12 Insurance. Borrower has obtained and has delivered to Lender evidence of all of the Policies, with all premiums prepaid thereunder, reflecting the insurance coverages, amounts and other requirements set forth in this Agreement. No claims have been made under any of the Policies, and no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any of the Policies. 4.1.13 Licenses. All authorizations, permits, licenses, including, without limitation, liquor licenses, if any, and operating permits, required by any Governmental Authority for the use, occupancy and operation of the Property in the manner in which the Property is currently being used, occupied and operated have been obtained, paid for and are in full force and effect and, to the knowledge of Borrower, all Tenants have such permits and approvals as are required by any Governmental Authority for the use, occupancy and operation of the premises demised under their respective Leases.

23 Cortona – Loan Agreement 4.1.14 Flood Zone. None of the Improvements on the Property is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. 4.1.15 Physical Condition. Except as otherwise disclosed to Lender in the Property Condition Report, the Property, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair; there exists no structural or other material defects or damages in the Property, whether latent or otherwise, and Borrower has not received notice from any insurance company or bonding company of any defects or inadequacies in the Property, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond. Construction of the Improvements on the Property is complete. 4.1.16 Leases. (a) The rent roll attached hereto as Exhibit C (the “Rent Roll”) is true, correct and complete and there are no Leases affecting the Property except those Leases identified on the Rent Roll. Borrower has delivered to Lender true, correct and complete copies of all existing Leases, including all existing modifications and amendments, and including all existing Lease Guaranties (collectively, “Existing Leases”). All agreements between the landlord and Tenant or between the landlord and any guarantor pertaining to any of such Leases are set forth in writing and are included in such copies that have been so delivered. (b) There are no defaults by Borrower under the Existing Leases. To the best knowledge of Borrower, there are no defaults by any Tenants under the Existing Leases nor by any guarantors under the existing Lease Guaranties. The Existing Leases, including the existing Lease Guaranties, are in full force and effect. (c) Except as expressly provided in any Existing Lease, no Existing Lease may be amended, terminated or canceled unilaterally by a Tenant, and no Tenant may be released from its obligations, except in the event of material casualty or Condemnation. (d) Except only for rent and additional rent for the current month, Borrower has not accepted any payment of rent more than one month in advance of its due date, nor any security deposit in an amount exceeding one month’s rent. (e) Except as may be expressly provided in any Existing Leases, no rental concessions, including abated rent, is available to any Tenant under any Existing Lease and under Existing Leases, Borrower, as landlord, has no responsibility to any Tenant to provide utilities, services, furniture or amenities, except as expressly set forth in the Existing Leases. (f) All Leases executed after the Execution Date shall be on a standard form of lease which shall be subject to Lender’s approval. Leases entered into after the Execution Date which are not on the standard form or which do not comply with the Leasing Guidelines (as

24 Cortona – Loan Agreement defined below) must be Approved by Lender, such approval not to be unreasonably withheld, conditioned or delayed. 4.1.17 Filing and Recording Taxes. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by Borrower under applicable Requirements in connection with the transfer of the Property to Borrower have been paid or are being paid simultaneously herewith. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid under applicable Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Security Instrument, have been paid or are being paid simultaneously herewith. All taxes and governmental assessments due and owing in respect of the Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established hereunder or are insured against by the Title Insurance Policy. 4.1.18 Special Purpose Entity/Separateness. (a) Borrower is a Special Purpose Entity. (b) The Property has “single asset real estate” status as defined by Section 101(51)(B) of the Bankruptcy Code. (c) The organizational documents of Borrower and its controlling constituent entities, as in effect on the date hereof, have been approved by Lender. (d) The representations and warranties set forth in this Section 4.1.18 shall survive for so long as any amount remains payable to Lender under this Agreement or any other Loan Document. 4.1.19 Solvency. Borrower (a) has not entered into the transaction contemplated by this Agreement or any Loan Document or the Environmental Indemnity with the actual intent to hinder, delay, or defraud any creditor and (b) has received reasonably equivalent value in exchange for its obligations under the Loan Documents and the Environmental Indemnity. Giving effect to the Loan, the fair saleable value of Borrower’s assets exceeds and will, immediately following the making of the Loan, exceed Borrower’s total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. Borrower’s assets do not and, immediately following the making of the Loan will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. 4.1.20 Organizational Chart. The organizational chart attached as Exhibit D hereto, relating to Borrower and certain Affiliates and other parties, is true, complete and correct on and as of the date hereof and shows all Persons holding direct or indirect ownership interests in Borrower. Borrower has delivered to Lender true and correct copies of all Borrower’s organizational documents and except as expressly approved by Lender in writing, there have been no changes in Borrower’s Constituents since the date that the Application was executed by Borrower.

25 Cortona – Loan Agreement 4.1.21 Material Agreements. Attached hereto as Schedule 4.1.21 is a list of all Material Agreements, true and complete copies of each of which have been delivered to Lender. 4.1.22 No Other Debt. Borrower has not borrowed or received debt financing (other than permitted pursuant to this Agreement) that has not been heretofore repaid in full. 4.1.23 No Bankruptcy Filing. Neither Borrower, nor any of Borrower’s Constituents, is involved in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Borrower, no such proceeding is contemplated or threatened. 4.1.24 Full and Accurate Disclosure. No information contained in this Agreement, the other Loan Documents or the Environmental Indemnity, or in any written statement furnished by or on behalf of Borrower pursuant to the terms of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in any material respect in light of the circumstances under which they were made. There is no fact or circumstance presently known to Borrower which has not been disclosed to Lender and which materially adversely affects, or is reasonably likely to materially adversely affect, the Property, Borrower or its business, operations or condition (financial or otherwise). 4.1.25 Foreign Person. Borrower is not and will not be (and, if Borrower is a disregarded entity for U.S. federal income tax purposes, the nearest direct or indirect sole owner of Borrower that is not disregarded is not and will not be) a “foreign person” within the meaning of Sections 1445 and 7701 of the Code. 4.1.26 No Change in Facts or Circumstances; Disclosure. There has been no material adverse change from the conditions shown in the Application or in the materials submitted in connection with the Application or in the credit rating or financial condition of Borrower, any of Borrower’s Constituents or Liable Party (if any). 4.1.27 Management Agreement. Borrower has provided to Lender a true, correct and complete copy of the Management Agreement. The Management Agreement is in full force and effect and no event of default has occurred thereunder nor has any event under the Management Agreement occurred which, but for the giving of notice, or passage of time, or both would be an event of default thereunder. All fees payable to Manager as of the Execution Date have been paid in full. 4.1.28 Non-Relationship. No person with a ten percent (10%) or more direct or indirect interest in Borrower is a director or officer of Metropolitan Life Insurance Company or any of its U.S. affiliated insurance companies. In addition, to Borrower’s actual knowledge (without investigation), no director or officer of Borrower, nor any person with any direct or indirect interest in Borrower is a director or officer of Metropolitan Life Insurance Company or any of its U.S. affiliated insurance companies.

26 Cortona – Loan Agreement 4.1.29 US Patriot Act. Neither Borrower, nor any of Borrower’s Constituents, nor Liable Party, nor any Person holding in the aggregate twenty percent (20%) or more of the direct or indirect equity interests in Liable Party, is or will be (A) (i) subject to a U.S. comprehensive sanctions program administered by the U.S. Treasury Office of Foreign Assets Control (“OFAC”), or (ii) held by a person or entity (x) named on OFAC’s U.S. Specially Designated Nationals list, or (y) named on OFAC’s Sectoral Sanctions Identifications list ((i) and (ii) collectively the “OFAC Sanctions Lists”), (B) named on any other locally required sanctions lists (“Country Lists”) or (C) named on the United Nations Security Council’s sanctions list (the “U.N. List” and together with the OFAC Sanctions Lists and the Country Lists, the “Sanctions Lists”); and Borrower shall provide evidence as reasonably requested by Lender from time to time, to confirm compliance. 4.1.30 Criminal Acts. Neither Borrower nor any of Borrower’s Constituents has been convicted of, or been indicted for, a felony criminal offense. 4.1.31 No Defaults. Neither Borrower nor any of Borrower’s Constituents is in default under any mortgage, deed of trust, note, loan or credit agreement. 4.1.32 Intentionally Omitted. 4.1.33 Personal Property. Borrower owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Lender in writing. The Personal Property has not been used or bought for personal, family, or household purposes, but has been bought and used solely for the purpose of carrying on Borrower’s business. 4.1.34 Intentionally Omitted. 4.1.35 O&M Agreement. The O&M Agreement, if any, is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice would constitute a default thereunder. 4.1.36 REA. The REA is in full force and effect and neither Borrower nor, to Borrower’s knowledge, any other party to the REA, is in default thereunder, and to the best of Borrower’s knowledge, there are no conditions which, with the passage of time or the giving of notice, or both, would constitute a default thereunder. Except as set forth on Schedule 4.1.36, the REA has not been modified, amended or supplemented. V. BORROWER COVENANTS Section 5.1 Borrower Affirmative Covenants. From the date hereof until payment of the Secured Indebtedness in full, Borrower hereby covenants and agrees with Lender that: 5.1.1 Existence; Compliance with Requirements. Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all present and future Requirements affecting or relating to Borrower, the Property and/or the Use. Borrower shall not

27 Cortona – Loan Agreement use the Property, or any part thereof, for any illegal purpose, and Borrower shall use all commercially reasonable efforts to prevent Tenants from using the Property, or any part thereof, for any illegal purpose. Borrower shall furnish to Lender, on request, proof of compliance with the Requirements. 5.1.2 Litigation. Borrower shall give prompt notice to Lender of any litigation or governmental proceedings pending or threatened in writing against Borrower, Liable Party, if any, or the Property which could, if determined adversely to Borrower, Liable Party, if any, or the Property, be reasonably expected to adversely affect the Property, Liable Party, if any, or Borrower’s ability to perform its obligations hereunder or under the other Loan Documents, the Guaranty, if any, or the Environmental Indemnity. 5.1.3 Access to Property. Lender shall have the right, at any time and from time to time during normal business hours, upon forty-eight (48) hours’ prior email request to Borrower or without prior request in an emergency, to enter the Property in order to ascertain Borrower’s compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work (to the extent reasonably warranted), and to inspect premises occupied by Tenants. Borrower shall cooperate with Lender in performing these inspections. 5.1.4 Books and Records; Financial Reporting. 5.1.4.1 Borrower shall keep adequate books and records of account in accordance with GAAP, or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender: (a) quarterly certified rent rolls signed and dated by Borrower (and including an electronic copy in Excel® format), detailing the names of all Tenants of the Improvements, the portion of Improvements occupied by each Tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within thirty (30) days after the end of each fiscal quarter; (b) a quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Borrower as correct and complete in all material respects, in the form required by Lender, and if available, any quarterly operating statement prepared by an independent certified public accountant, within thirty (30) days after the close of each fiscal quarter of Borrower; (c) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by Borrower, and if available from Borrower or Liable Party, audited financial statements for Borrower and Liable Party, if any, prepared by an independent certified public accountant within ninety (90) days after the close of each fiscal year of Borrower and Liable Party, if any, as the case may be;

28 Cortona – Loan Agreement (d) an annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming one (1) year period and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; (e) an annual ARGUS© valuation file in electronic form which includes, without limitation, a then current rent roll, all income of the Property and all Property expenses within ninety (90) days after the close of each fiscal year of Borrower; and (f) any financial statements required pursuant to the Guaranty, if any. 5.1.4.2 Additionally, within fifteen (15) days following the occurrence of a Cash Management Period (as defined in the Cash Management Agreement), Borrower shall deliver to Lender a proposed updated annual budget (presented on a monthly basis) for the Property for the remainder of the then-current calendar year, which shall be subject to approval by Lender. At all times thereafter (unless and until a Cash Management Period no longer exists), forty-five (45) days prior to the end of each calendar year, Borrower shall deliver to Lender a proposed annual budget (presented on a monthly basis for the Property for the following calendar year, which shall be subject to approval by Lender (any such annual budget that is Approved by Lender shall be referred to herein as the “Approved Annual Budget”). 5.1.5 Property Reports. Upon prior email request from Lender or its representatives and designees, Borrower shall furnish in a timely manner to Lender: (a) a property management report for the Property, showing the number of inquiries made and/or rental applications received from Tenants or prospective tenants and deposits received from Tenants and any other information reasonably requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner, member or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and (b) an accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions. 5.1.6 Additional Financial or Management Information; Right to Audit. (a) Borrower shall furnish Lender with such other additional financial or management information (including state and federal tax returns) as may, from time to time, be reasonably required by Lender or the Rating Agencies in form and substance satisfactory to Lender or the Rating Agencies. (b) Lender and its representatives shall have the right upon no less than five (5) business days prior written notice to Borrower (and no notice shall be required if an Event

29 Cortona – Loan Agreement of Default exists), to examine and audit the records, books, management and other papers of Borrower and its affiliates or of any guarantor or indemnitor which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Borrower, its affiliates or any guarantor or indemnitor where the books and records are located. Lender shall have the right upon notice to make copies and extracts from the foregoing records and other papers. (c) Borrower shall furnish Lender and its agents convenient facilities for the examination and audit of any such books and records. 5.1.7 Title to the Property. Borrower will warrant and defend the validity and priority of the lien of the Security Instrument and the Assignment of Leases on the Property against the claims of all Persons whomsoever, subject only to Permitted Exceptions. 5.1.8 Estoppel Statements. (a) Within ten (10) days after a written request by Lender (which may be sent via email), Borrower shall furnish an acknowledged written statement in form satisfactory to Lender, certified to the Certification Parties, (i) setting forth the amount of the Loan and the interest rate, (ii) stating either that no offsets or defenses exist against the Loan, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or the Environmental Indemnity or any event has occurred and is continuing that with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Lender may reasonably request. If Borrower does not furnish an estoppel certificate within the 10-day period, Borrower appoints Lender as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable. (b) Borrower shall deliver to Lender, upon request, estoppel certificates from each party under the REA; provided that such certificates may be in form required under the REA; provided, further, that Borrower shall not be required to deliver such certificates more frequently than two (2) times in any calendar year. Borrower shall endeavor that such certificates shall be certified to the Certification Parties. 5.1.9 Leases and Other Agreements Affecting the Property. (a) Borrower shall perform all obligations of landlord under any and all Leases. Borrower agrees to furnish Lender true, correct and complete executed copies of all future Leases, within a reasonably prompt time after Lender’s written request. (b) Borrower shall not, without the prior written consent of Lender, (i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines, or (ii) cancel, terminate or accept surrender of any Lease, except in the case of a material default thereunder, unless Borrower has entered into a new Lease complying with the provisions set forth herein and covering all of the premises of the Lease being cancelled, terminated or surrendered, or (iii) modify or amend any Lease in any material way or reduce any rent under any Lease, or (iv) consent to a full or partial assignment of the tenant’s interest or to a subletting of all or any

30 Cortona – Loan Agreement portion of the premises under any Lease, unless the tenant (and any guarantor, if applicable) who is liable immediately prior to such assignment or subletting covenants to remain fully liable thereafter, or (v) accept any payment of rent more than one month in advance of its due date, or accept any security deposit in an amount exceeding one month’s rent, or (vi) enter into any option to purchase the Property. If any of the acts described in this paragraph are done without the prior written consent of Lender, at the option of Lender, they shall be of no force or effect and shall constitute a default under this Agreement. Borrower shall pay all out-of-pocket costs and expenses incurred by Lender, including reasonable attorneys’ fees, in connection with any Lease, including in connection with any subordination agreement or nondisturbance agreement (“SNDA”); provided, however, any Lender’s fees relating to an SNDA, excluding Lender’s attorneys’ fees, shall be limited to $1,000. (c) Each Lease affecting the Property shall be absolutely subordinate to the lien of the Security Instrument and shall also contain a provision, satisfactory to Lender, to the effect that in the event of the judicial or non-judicial foreclosure of the Property, at the election of Lender or the acquiring foreclosure purchaser, the Lease may be superior to the lien of the Security Instrument and to require the tenant to attorn to Lender or such purchaser. Any non-residential tenant, if any, to whom non-disturbance is granted shall execute Lender’s standard form of non- disturbance agreement. Borrower shall pay costs and expenses incurred by Lender in connection with granting a non-disturbance agreement. (d) Borrower covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions or management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Lender and (ii) be subordinate to the lien of the Security Instrument. Lender will be provided evidence of Borrower’s compliance with this Section 5.1.9(d) upon request. 5.1.10 Material Agreements. Borrower shall (a) promptly perform and/or observe all of the material covenants and agreements required to be performed and observed by it under each Material Agreement to which it is a party, and do all things necessary to preserve and to keep unimpaired its rights thereunder, (b) promptly notify Lender in writing of the giving of any notice of any default by any party under any Material Agreement of which it is aware and (c) promptly enforce the performance and observance of all of the material covenants and agreements required to be performed and/or observed by the other party under each Material Agreement to which it is a party in a commercially reasonable manner. 5.1.11 Performance by Borrower. Borrower shall in a timely manner observe, perform and fulfill each and every covenant, term and provision of each Loan Document and the Environmental Indemnity executed and delivered by Borrower. 5.1.12 Maintenance of the Property. Borrower, at its sole cost and expense, shall keep the Property in good order, condition and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property and the Improvements. 5.1.13 Use. Borrower shall use, or cause to be used, the Property continuously as a multifamily apartment community (the “Use”). Borrower shall not use, or permit

31 Cortona – Loan Agreement the use of, the Property for any other use without the prior written consent of Lender. Borrower shall not file or record a declaration of condominium, master mortgage or deed of trust or any other similar document evidencing the imposition of a so-called “condominium regime” whether superior or subordinate to the Security Instrument and Borrower shall not permit any part of the Property to be converted to, or operated as, a “cooperative apartment house” whereby the tenants or occupants participate in the ownership, management or control of any part of the Property. 5.1.14 Escrow Deposits. Without limiting the effect of Section 3.1 and Section 6.1, Borrower shall pay to Lender monthly on the same date that each monthly installment is payable under the Note and this Agreement, an amount equal to one-twelfth (1/12th) of the amounts Lender reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the Premiums and, on demand from time to time, shall pay to Lender any additional amounts necessary to pay the Premiums and Impositions. Borrower will furnish to Lender bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the other funds of Lender without any requirement to pay interest to Borrower on account of these funds. If an Event of Default occurs, Lender shall have the right, at its election, to apply any amounts held under this Section 5.1.14 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited. 5.1.15 Personal Property. Borrower will notify Lender of, and will protect, defend and indemnify Lender against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property. The Personal Property shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Borrower’s business. 5.1.16 Special Purpose Entity/Separateness. (a) Borrower shall continue to be a Special Purpose Entity. (b) The Property shall continue to have “single asset real estate” status as defined by Section 101(51)(B) of the Bankruptcy Code. (c) The organizational documents of Borrower as in effect on the date hereof, shall not be modified, amended or revised without the prior written consent of Lender. (d) The covenants set forth in this Section 5.1.16 shall survive for so long as any amount remains payable to Lender under this Agreement or any other Loan Document. 5.1.17 Intentionally Omitted. Section 5.2 Borrower Negative Covenants. From the date hereof until the Secured Indebtedness is paid in full, Borrower hereby covenants and agrees with Lender that: 5.2.1 Liens and Encumbrances. Without the prior written consent of Lender, to be exercised in Lender’s sole and absolute discretion, other than the Permitted Exceptions, Borrower shall not create, place or allow to remain any Liens and Encumbrances on

32 Cortona – Loan Agreement the Property. If any Liens and Encumbrances are recorded against the Property or any part of the Property, Borrower shall obtain a discharge and release of any Liens and Encumbrances (via payment or indemnity or bonding if acceptable to Lender) within fifteen (15) days after receipt of written notice of their existence. 5.2.2 Change in Business. Borrower shall not enter into any line of business other than the ownership and operation of the Property. 5.2.3 Affiliate Transactions. Borrower shall not enter into, or be a party to, any transaction with an Affiliate of Borrower or any of the partners of Borrower except in the ordinary course of business and on terms which are fully disclosed to Lender in advance and are no less favorable to Borrower or such Affiliate than would be obtained in a comparable arm’s length transaction with an unrelated third party. 5.2.4 Zoning. Without the prior written consent of Lender, Borrower shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances, or (iii) subject the Property to restrictive covenants. 5.2.5 Assets. Borrower shall not purchase or own any property other than the Property and any property necessary or incidental to the ownership and operation of the Property. 5.2.6 No Joint Assessment. Borrower shall not suffer, permit or initiate the joint assessment of the Property (i) with any other real property constituting a tax lot separate from the Property, and (ii) with any portion of the Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Property. 5.2.7 Principal Place of Business; Chief Executive Office; Books and Records. Borrower shall not (i) change its principal place of business or name from the address and name set forth in the introductory paragraph hereof without, in each instance, (A) giving Lender at least thirty (30) days’ prior written notice thereof and (B) taking all action required by Lender for the purpose of perfecting and/or protecting the Lien and security interest of Lender created pursuant to this Agreement and the other Loan Documents or (ii) change its organizational structure without (A) obtaining the prior written consent of Lender and (B) taking all action reasonably required by Lender for the purpose of perfecting or protecting the Lien and security interest of Lender created pursuant to this Agreement and the other Loan Documents. At the written request of Lender, Borrower shall execute a certificate in form reasonably satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property. 5.2.8 ERISA. Borrower will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets.”

33 Cortona – Loan Agreement 5.2.9 Material Agreements. Borrower shall not, without Lender’s prior written consent, such consent not to be unreasonably withheld: (a) enter into any Material Agreement, (b) surrender or terminate any Material Agreement to which it is a party (unless the other party thereto is in material default and the termination of such Material Agreement would be commercially reasonable and then only if Borrower shall have provided to Lender not less than five (5) Business Days’ notice of such termination and such termination would not be reasonably expected to result in a Material Adverse Change), (c) increase or consent to the increase of the amount of any fees or charges payable by Borrower under any Material Agreement, except for such increases as are expressly provided for therein, or (d) modify, change, supplement, alter or amend, or waive or release any of its rights and remedies under any Material Agreement. 5.2.10 Improvements. Borrower shall abstain from, and not permit the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Lender. 5.2.11 Personal Property Borrower will not remove the Personal Property without the prior written consent of Lender, except items of Personal Property which are consumed or worn out in ordinary usage which shall be promptly replaced by Borrower with other Personal Property of value equal to or greater than the value of the replaced Personal Property. 5.2.12 Intentionally Omitted. VI. INSURANCE, CASUALTY AND CONDEMNATION Section 6.1 Insurance. 6.1.1 Insurance Policies. (a) During the term of the Loan, Borrower at its sole cost and expense must provide insurance policies and certificates of insurance for types of insurance described below all of which must be satisfactory to Lender as to form of policy, amounts, deductibles, sublimits, types of coverage, exclusions and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Borrower shall be responsible for its own deductibles. Borrower shall also pay for any insurance, or any increase of policy limits, not described in this Agreement that Borrower requires for its own protection or for compliance with government statutes. Borrower’s insurance shall be primary and without contribution from any insurance procured by Lender including, without limitation, any insurance obtained by Lender pursuant to Section 6.1.1(d). Policies of insurance shall be delivered to Lender in accordance with the following requirements: (i) Property insurance on the Improvements and the Personal Property insuring against any peril now or hereafter included within the classification “All Risk” or “Special Perils,” in each case (1) in an amount equal to one hundred percent (100%) of the Full Replacement Cost of the Improvements and Personal Property with a waiver of depreciation and with a Replacement Cost Endorsement; (2) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (3) providing for

34 Cortona – Loan Agreement no deductible in excess of $250,000; (4) containing no margin clause unless approved by Lender; and (5) containing Ordinance or Law Coverage, Operation of Building Laws, Demolition Costs and Increased Cost of Construction in an amount reasonably required by Lender or if any of the Improvements or the use of the Property constitute non-conforming structures then in the amount of one hundred percent (100%) of the Full Replacement Cost. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Borrower and approved by Lender or by an engineer or appraiser in the regular employ of the insurer. The “Full Replacement Cost” for purposes of this Article VI shall mean the estimated total cost of construction required to replace the Improvements with a substitute of like utility, and using modern materials and current standards, design and layout. For purposes of calculating Full Replacement Cost direct (hard) costs shall include, without limitation, labor, materials, supervision and contractor’s profit and overhead and indirect (soft) costs shall include, without limitation, fees for architect’s plans and specifications, construction financing costs, permits, sales taxes, insurance and other costs included in the Marshall Valuation Service published by Marshall & Swifts. (ii) Commercial General Liability insurance, including Terrorism coverage, against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (1) to be on the so-called “occurrence” form with a combined single limit of not less than Twenty-Five Million and No/100 Dollars ($25,000,000.00); (2) to continue at not less than this limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (3) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an “if any” basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; (e) contractual liability covering the indemnities contained in this Agreement and the other Loan Documents to the extent available; and (f) if applicable, liquor liability. The required limit may be satisfied through a combination of Primary and Excess Liability policies. (iii) Business Income insurance in an amount sufficient to prevent Borrower from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover twenty-four (24) months Business Income and with an Extended Period of Indemnity (“EPI”) of twelve (12) months. The amount of such insurance shall be increased from time to time during the term of the Loan as and when new leases and renewal leases are entered into and rents payable increase or the annual estimate of gross income from occupancy of the Property increases to reflect such rental increases. (iv) Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from acts of flood in such amounts, with such deductibles as required by Lender. If at any time any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Borrower will also maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

35 Cortona – Loan Agreement (v) During the period of any construction or renovation or alteration of the Improvements, and only if the Property insurance (as described in Section 6.1.1(a)(i)) form does not otherwise provide coverage, a so-called “Builder’s All Risk” insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved by Lender including an Occupancy endorsement and Worker’s Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State. (vi) Workers’ Compensation insurance, subject to the statutory limits of the State, and employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable). (vii) Boiler & Machinery, or Equipment Breakdown Coverage, insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed in, on or at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown. (viii) Insurance from and against all losses, damages, costs, expenses, claims and liabilities related to or arising from acts of terrorism, of such types, in such amounts, with such deductibles, issued by such companies, and on such forms of insurance policies as required by Lender. (ix) Business Automobile Insurance with a combined single limit of not less than $1,000,000 per occurrence for bodily injury and property damage arising out of the use of owned, non-owned, hired and/or leased automotive equipment when such equipment is operated by Borrower, Borrower’s employees or Borrower’s agents in connection with the Property. (x) Windstorm coverage, including coverage for Named Storms, in an amount equal to the Full Replacement Cost, plus an amount equal to the Business Income insurance and EPI contemplated in Subsection (a)(iii) of this Section 6.1.1 and on terms consistent with the commercial property insurance policy required under Subsection (a)(i) of this Section 6.1.1, provided, however, that the deductible for windstorm coverage shall not exceed the greater of (i) $250,000 or (ii) five percent (5%) of the Full Replacement Cost. (xi) Insurance from or against all losses, damages, costs, expenses, claims and liabilities related to or arising from earthquake on such form of insurance policy and in such amount as required by Lender, and provided that the deductible for earthquake coverage shall not exceed the greater of (i) $250,000 or (ii) five percent (5%) of the Full Replacement Cost.

36 Cortona – Loan Agreement (xii) If the Property is governed in whole or in part by a condominium association or operated as a “cooperative apartment house”, Fidelity/Crime insurance against all losses as a result of fraudulent acts by anyone who either handles or is responsible for funds that it holds or administers, in such amount as required by Lender, naming the condominium association or co-op as the insured. (xiii) Such other insurance (i) as may from time to time be required by Lender to replace coverage against any hazard, which as of the date hereof is insured against under any of the insurance policies described in Subsections (a)(i) through (a)(xii) of this Section 6.1.1, and (ii) as may from time to time be reasonably required by Lender against other insurable hazards, including, but not limited to, vandalism, earthquake, environmental, sinkhole and mine subsidence. (b) Lender’s interest must be clearly stated by endorsement in the insurance policies described in this Section 6.1.1 as follows: (i) The policies of insurance referenced in Subsections (a)(i), (a)(iii), (a)(iv), (a)(v), (a)(vii), (a)(viii), (a)(x) and (a)(xi) of this Section 6.1.1 shall identify Lender under the New York Standard Mortgagee Clause (non-contributory) endorsement. (ii) The insurance policies referenced in Sections 6.1.1(a)(ii) and 6.1.1(a)(ix) shall name Lender as an additional insured. (iii) All of the policies referred to in Section 6.1.1 shall provide for at least thirty (30) days’ written notice to Lender in the event of policy cancellation and/or material change. (c) All the insurance companies must be authorized to do business in New York State and the State and be approved by Lender. The insurance companies must have a general policy rating of A.M. Best “Excellent” or better and a financial class of X or better by A.M. Best. So called “Cut-through” endorsements shall not be permitted. If there are any Securities issued with respect to this Loan which have been assigned a rating by a Rating Agency, the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Borrower shall deliver evidence satisfactory to Lender of payment of premiums due under the insurance policies. (d) Certified copies of the policies, and any endorsements, shall be made available for inspection by Lender upon request. If Borrower fails to obtain or maintain insurance policies and coverages as required by this Section 6.1.1, then Lender shall have the right but shall not have the obligation immediately to procure any such insurance policies and coverages at Borrower’s cost. (e) Borrower shall be required during the term of the Loan to continue to provide Lender with original renewal policies or replacements of the insurance policies referenced in Section 6.1.1(a). Lender may accept Certificates of Insurance, if satisfactory to Lender, evidencing insurance policies referenced in this Section 6.1.1 instead of requiring the actual policies. Lender shall be provided with renewal Certificates of Insurance, or Binders, prior

37 Cortona – Loan Agreement to each expiration. The failure of Borrower to maintain the insurance required under this Article VI shall not constitute a waiver of Borrower’s obligation to fulfill these requirements. (f) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Lender’s Address for Insurance Notification until changed by notice from Lender. (g) If any policy referred to in this Section 6.1.1 is written on a blanket basis, a list of locations and their insurable values shall be provided, as required by Lender. If the Property is located in an area for potential catastrophic loss, Borrower shall provide Lender with a Natural Hazard Loss Analysis Report on an annual basis. This report is to be completed by a recognized risk modeling company (e.g. RMS, EQE, AIR) approved by Lender. 6.1.2 Environmental Insurance Policy. (a) Delivery of Policy; Criteria. Borrower shall obtain and deliver to Lender an Environmental Insurance Policy, which Environmental Insurance Policy shall be in form and substance acceptable to Lender in its sole and absolute discretion, including without limitation with respect to coverages, amounts, issuer, deductibles and exclusions, and with respect to which all premiums and costs shall have been fully paid. Without limitation, such Environmental Insurance Policy shall satisfy the following criteria: (i) the policy amount shall be not less than $5,000,000, (ii) the term at the time of issue for coverage of preexisting coverage shall extend at least two (2) years beyond the Maturity Date and the term at the time of issue for new coverage shall be five (5) years and provide options for renewal so that it shall remain effective for not less than two (2) years after the Maturity Date, (iii) the policy shall cover the entire Property and no other property, (iv) the deductible amounts shall be not more than $50,000 for cleanup costs and bodily injury and property damage claims; (v) the policy shall include a named insured endorsement for "MetLife Real Estate Lending LLC, a Delaware limited liability company, and its affiliates, successors, successors in title, and assigns," which endorsement shall allow a subsequent purchaser to become a named insured after foreclosure of the Security Instrument or deed in lieu thereof; (vi) the Loan Agreement shall be scheduled as an insured contract; (vii) Lender's rights under the policy shall not be conditioned on Lender's being sued as a co- defendant, (viii) all environmental reports relating to the Property should be disclosed to the carrier and scheduled on a disclosed document endorsement; (ix) the policy shall contain no exclusions for pre-existing conditions; (x) the policy shall contain no exclusions or limitations for mold or microbial matter; (xi) the coverage shall be primary over other available coverage without conditions, (xii) the policy shall contain an endorsement stating that the coverage cannot be cancelled or materially modified without advance written notice to and consent by Lender; (xiii) the policy shall contain an endorsement stating that the carrier waives its right of subrogation against Lender and its affiliates, successors, successors in title, and assigns; (xiv) the policy shall specify that it is 100% minimum earned at policy inception; (xv) the carrier shall be one of the following selected carriers (or such other carrier acceptable to Lender in Lender’s sole discretion) and shall have an AM Best rating of A(XV) or better: (a) ACE/Chubb, (b) XL, (c) Zurich, (d) Great American, (e) AWAC, or (f) Beazley; (xvi) the policy shall have the following scope of coverage: (a) pre-existing and new pollution conditions (on-site and off-site); (b) cleanup costs and claims for cleanup costs; (c) third party claims for bodily injury and property damage; (d) transportation and non-owned disposal sites; (e) business interruption; (f) known and unknown environmental conditions; and (g) no exclusions to coverage, including no

38 Cortona – Loan Agreement capital improvement exclusions and no Underground Storage Tank Exclusion, and (xvii) the policy shall provide for automatic assignment (with no consent of the carrier required) of the policy to a successor-in-title of Lender following an Event of Default and the automatic addition of successors-in-title for all or a portion of the Property (i.e., no consent right by the carrier) as a named insured upon written request by the named insured. (b) Lapse of Coverage, Failure to Extend. Borrower shall maintain the Environmental Insurance Policy in full force and effect. Upon the lapse or other termination of the Environmental Insurance Policy, Borrower immediately shall obtain and deliver to Lender a fully paid replacement Environmental Insurance Policy, and Lender shall have the right but not the obligation immediately to procure a replacement Environmental Insurance Policy. (c) Costs and Expenses. Within ten (10) days following written demand, Borrower shall pay to Lender all costs and expenses incurred by Lender in connection with review or replacement of any and all Environmental Insurance Policies, including without limitation all premiums, consultants' and/or reasonable attorneys' fees and costs. (d) Claims. Borrower shall give written notice to Lender not less than fifteen (15) Business Days prior to making any claim under any Environmental Insurance Policy. (e) Event of Default. Borrower's failure to maintain the insurance coverage required by this Section 6.1.2, shall constitute an immediate Event of Default. 6.1.3 Adjustment of Claims. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction. 6.1.4 Assignment to Lender. The provisions of Section 3.2 of the Security Instrument are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein. Section 6.2 Casualty and Condemnation. 6.2.1 Casualty. (a) Borrower shall give prompt written notice of any casualty to the Property to Lender whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Borrower covenants and agrees to commence and diligently pursue to completion the Restoration. (b) Borrower assigns to Lender all Insurance Proceeds which Borrower is entitled to receive in connection with a casualty whether or not such insurance is required under this Agreement. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Lender has determined that (i) there has not been an Impairment of the Security, and (ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the “Restoration”) can be accomplished

39 Cortona – Loan Agreement in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, the Net Insurance Proceeds shall be applied to the Cost of Restoration in accordance with the terms of this Article VI. Lender shall hold and disburse the Net Insurance Proceeds to the Restoration. (c) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article VI, Borrower shall comply with Lender’s Requirements For Restoration as set forth in Section 6.2.3. Upon Borrower’s satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds then held by Lender to Borrower. (d) In the event that the conditions for Restoration set forth in this Section 6.2.1 have not been met, Lender may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Lender may determine and Lender may declare the entire Secured Indebtedness due and payable upon no less than sixty (60) days’ prior written notice to Borrower. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Borrower. 6.2.2 Condemnation. (a) If the Property or any part of the Property is taken by reason of any Condemnation, Lender shall be entitled to all Condemnation Proceeds. At its option, Lender shall be entitled to commence, appear in and prosecute in its own name any action or proceeding and to make any compromise or settlement in connection with such Condemnation. Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding and to make any compromise or settlement in connection with any such Condemnation. (b) Borrower assigns to Lender all Condemnation Proceeds which Borrower is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Lender has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Borrower shall commence and diligently pursue to completion the Restoration. Lender shall hold and disburse the Net Condemnation Proceeds to the Restoration. (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Borrower shall comply with Lender’s Requirements For Restoration as set forth in Section 6.2.3. Upon Borrower’s satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Lender shall pay any remaining Restoration Funds then held by Lender to Borrower. (d) In the event that the conditions for Restoration set forth in this Section 6.2.2 have not been met, Lender may, at its option, apply the Net Condemnation Proceeds

40 Cortona – Loan Agreement to the reduction of the Secured Indebtedness in such order as Lender may determine and Lender may declare the entire Secured Indebtedness due and payable upon no less than sixty (60) days’ prior written notice to Borrower. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Borrower. 6.2.3 Requirements For Restoration. Unless otherwise expressly agreed in a writing signed by Lender, the following are the “Requirements For Restoration”: (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the “Work”), Borrower shall provide Lender for its review and reasonable written approval (i) complete plans and specifications for the Work which (A) have been approved by all required Governmental Authorities, (B) have been approved by an architect satisfactory to Lender (the “Architect”) and (C) are accompanied by Architect’s signed statement of the total estimated cost of the Work (the “Approved Plans and Specifications”); (ii) the amount of money which Lender reasonably determines will be sufficient when added to the Net Insurance Proceeds or Net Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the “Restoration Funds”); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor reasonably satisfactory to Lender (the “Contractor”) in a form reasonably approved by Lender in writing; and (v) a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Lender in form and amount and shall be signed by a surety or other entities who are acceptable to Lender. (b) Borrower shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Borrower shall have complied with the requirements of Subsection (a) of this Section 6.2.3. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Lender’s discretion, waived, Lender shall disburse the Restoration Funds in increments to Borrower, from time to time as the Work progresses: (i) Architect shall be in charge of the Work. (ii) Lender shall disburse the Restoration Funds directly or through escrow with a title company selected by Borrower and approved by Lender, upon not less than ten (10) days’ prior written notice from Borrower to Lender and Borrower’s delivery to Lender of (A) Borrower’s written request for payment (a “Request for Payment”) accompanied by a certificate by Architect in a form satisfactory to Lender which states that (a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements, (b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work, and (c) when added to all sums previously paid by Lender, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Lender that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work (or that Borrower has sufficient capital to fund any shortfall, provided such shortfall is deposited in an escrow with Lender). Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any (y) a title search

41 Cortona – Loan Agreement or by other evidence satisfactory to Lender that no mechanic’s or materialmen’s liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to the Title Insurance Policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions. (iii) The final Request for Payment shall be accompanied by (i) a final certificate of occupancy or other evidence of approval of appropriate Governmental Authorities for the use and occupancy of the Improvements, (ii) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements with any variances from the Approved Plans and Specifications to be approved by Lender, (iii) evidence that the costs of the Restoration have been paid in full, and (iv) evidence that no mechanic’s or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to the Title Insurance Policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions. (c) If (i) within ninety (90) days after the occurrence of any damage, destruction or condemnation requiring Restoration, Borrower fails to submit to Lender and receive Lender’s approval of plans and specifications or fails to deposit with Lender the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (ii) after such plans and specifications are approved by all such Governmental Authorities and Lender, Borrower fails to commence promptly or diligently continue to completion the Restoration, or (iii) Borrower becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (iv) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days’ written notice of the non-fulfillment of one or more of these conditions, Lender may apply the Restoration Funds to reduce the Secured Indebtedness in such order as Lender may determine, and at Lender’s option and in its sole discretion, Lender may declare the Secured Indebtedness immediately due and payable together with the Prepayment Fee. VII. PROPERTY MANAGEMENT Section 7.1 The Management Agreement. Borrower shall cause Manager to manage the Property in accordance with the Management Agreement. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed and observed, (ii) promptly notify Lender of any notice to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Borrower to be performed and observed, and (iii) promptly deliver to Lender a copy of each financial statement, business plan, capital expenditures plan, report and estimate received by it under the Management Agreement. If Borrower defaults in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Borrower to be performed or observed, then, without limiting Lender’s other rights or remedies under this Agreement or the other Loan Documents, the Environmental Indemnity or the Guaranty, if any, and without waiving or releasing Borrower from any of its obligations hereunder or under the Management Agreement, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any

42 Cortona – Loan Agreement act as may be appropriate to cause all the material terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed or observed. Section 7.2 Prohibition Against Termination or Modification. Borrower shall not surrender, terminate, cancel, modify, renew or extend the Management Agreement, or enter into any other agreement relating to the management or operation of the Property with Manager or any other Person, or consent to the assignment by the Manager of its interest under the Management Agreement, in each case without the express consent of Lender (such consent not to be unreasonably withheld). If at any time Lender consents to the appointment of a new manager, such manager and Borrower shall, as a condition of Lender’s consent, execute an assignment and subordination of management agreement in the form then used by Lender. Section 7.3 Replacement of Manager. Lender shall have the right, in its sole discretion, to require Borrower to replace the Manager upon prior notice with a Person reasonably approved by Lender upon the occurrence of any one or more of the following events: (i) at any time following the occurrence and continuance of an Event of Default and/or (ii) if Manager is in default of any material provision under the Management Agreement beyond any applicable notice and cure period or if at any time the Manager has engaged in gross negligence, fraud or willful misconduct. VIII. CHANGE IN OWNERSHIP, PROHIBITION ON ADDITIONAL FINANCING AND ADDITIONAL OBLIGATIONS Section 8.1 Permitted Transfers of Interest in Borrower. Borrower shall not cause or permit: (i) the Property or any direct or indirect interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of (excluding leases of space in the Improvements and replacement of items of Personal Property and Intangible Property in the ordinary course of business); or (ii) any transfer, assignment or conveyance of any direct or indirect interest in Borrower or in any of Borrower’s Constituents; or (iii) any merger, reorganization, dissolution or other change in the ownership structure of Borrower or any of Borrower’s Constituents, including, without limitation, any conversion of Borrower or any of Borrower’s Constituents from one form of entity to another (collectively, a “Transfer” or “Transfers”). The prohibitions on transfer shall not be applicable to nor shall there be any transfer/review/assumption/processing fee paid in accordance with (i) Transfers as a result of the death of a natural person; or (ii) Transfers in connection with estate planning by a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either. Borrower shall pay all out-of-pocket costs and expenses, including reasonable attorneys’ fees and disbursements incurred by Lender in connection with any Transfer. 8.1.1 Permitted Transfer. Notwithstanding the prohibitions in Section 8.1 above, subject to the conditions set forth below and the General Transfer Requirements, the following Transfers shall be permitted (each a “Permitted Transfer”) without Lender’s consent:

43 Cortona – Loan Agreement (1) direct or indirect transfers of interests in Borrower or any of its constituent entities between entities wholly owned by Invesco REIT Operating Partnership LP (“INREIT”) so long as (1) INREIT continues to own, directly or indirectly, more than fifty-one percent (51%) of Borrower; (2) INREIT controls, directly or indirectly, Borrower; and (3) Invesco Real Estate continues to manage and control INREIT; and (2) direct or indirect transfers of interests in INREIT so long as (1) INREIT continues to own directly or indirectly, more than fifty-one percent (51%) of Borrower; (2) INREIT controls, directly or indirectly, Borrower; and (3) Invesco Real Estate continues to manage and control INREIT. Each of the Transfers permitted in this Section 8.1.1 shall further be subject to the following conditions: (i) there shall be no default under the Loan Documents, the Guaranty or the Environmental Indemnity Agreement that remains uncured beyond any applicable notice and cure period, (ii) after giving effect to the Transfer, the entity that comprises the Borrower shall continue to be able to make the representations and warranties set forth in Article IV and Sections 4.1.5 and 5.2.8 hereof, and Borrower shall furnish to Lender such information as Lender requests in order for Lender to conduct due diligence, satisfactory to Lender, with respect to OFAC, (iii) Borrower shall pay all costs and expenses incurred by Lender in connection with the Transfer, including title insurance premiums (as applicable), documentation costs and reasonable attorneys’ fees and costs, and (iv) Lender receives written notice thereof not later than ten (10) business days prior to such contemplated transfer (the foregoing conditions in clauses (i) through (iv), inclusive, shall constitute and be referred to collectively as the “General Transfer Requirements”). Any Transfer pursuant to and in accordance with this Section 8.1.1 will not relieve Borrower of its obligations under the Note or any other Loan Documents or the Environmental Indemnity Agreement, or Liable Party, if any, of its obligations under the Environmental Indemnity Agreement, the Guaranty, or under the Loan Documents to the extent applicable. 8.1.2 Property Transfer. Borrower shall have a one-time right to transfer the Property (a “Property Transfer”), subject to the following conditions: (i) there being no Event of Default under the Loan Documents, the Environmental Indemnity Agreement or the Guaranty at the time of the transfer; (ii) Lender’s approval of the transferee; (iii) the transferee shall be able to make the ERISA representations set forth in Section 4.1.5 and the covenant set forth in Section 5.2.8 of this Agreement as well as the representation set forth in Section 4.1.29 of this Agreement; (iv) the debt yield based on the net operating income, in the opinion of Lender, derived from the Property shall be no less than eight percent (8%) (net operating income divided by outstanding Loan amount); (v) the loan to value ratio of the Property at the time of the transfer shall not be greater than sixty percent (60%);

44 Cortona – Loan Agreement (vi) Borrower or the transferee shall pay a fee equal to one-half of one percent (0.50%) of the outstanding principal balance of the Note at the time of the assumption, together with a non-refundable processing fee in the amount of $5,000; (vii) the transferee shall expressly assume the Loan Documents and the Environmental Indemnity Agreement in a manner satisfactory to Lender and an additional Liable Party acceptable to Lender shall execute the Guaranty with respect to events arising or occurring from and after the date of the transfer and the Environmental Indemnity Agreement with respect to events or circumstances arising or occurring before and after the date of the transfer, which additional Liable Party is subject to Lender’s approval; (viii) the transferee or its sponsor must have a net worth not less than $250,000,000, excluding its interest in the Property; (ix) the transferee or its sponsor must be experienced in the ownership, management and leasing of properties similar to the Property; (x) Borrower or transferee shall pay all costs and expenses incurred by Lender in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys’ fees; and (xi) if the Loan has been securitized, Lender shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency. No transfer shall release Borrower or Liable Party from their obligations under the Loan Documents, the Environmental Indemnity Agreement or the Guaranty with respect to events arising or occurring prior to the date of transfer. Borrower shall be permitted to pay down the Loan with the applicable Prepayment Fee at the effective date of the Property Transfer in order to satisfy the tests contained in (iv) and (v) above. Section 8.2 Prohibition on Additional Financing. Borrower shall not incur or permit the incurring of: (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property (including any loan or financing which is repaid by assessments or other taxes related to the Property, including, without limitation, any Property-Assessed Clean Energy loan) or (ii) any pledge or encumbrance of any direct or indirect interest in Borrower or any of Borrower’s Constituents (collectively “Secondary Financing”) other than a fund-level line of credit facility so long as (i) such line of credit is not secured by any interest in the Property or any ownership interests, owned directly or indirectly, in Borrower and (ii) any exercise of remedies thereunder would not result in a prohibited transfer under the Loan Documents. Section 8.3 Restrictions on Additional Obligations. During the term of the Loan, Borrower shall not, without the prior written consent of Lender, become liable with respect to any indebtedness or other obligation except for (i) the Loan, (ii) Leases entered into in the

45 Cortona – Loan Agreement ordinary course of owning and operating the Property for the Use, (iii) trade payables incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, provided that such trade payables are paid within ninety (90) days of when incurred, (iv) liabilities or indebtedness disclosed in writing to and approved by Lender on or before the Execution Date, and (v) any other single item of indebtedness or liability which does not exceed $25,000 or, when aggregated with other items of indebtedness or liability, does not exceed $100,000 (collectively, the “Permitted Indebtedness”). Section 8.4 Statements Regarding Ownership. Borrower agrees to submit or cause to be submitted to Lender within thirty (30) days after December 31st of each calendar year during the term of the Loan and ten (10) days after any written request by Lender, a sworn, notarized certificate, signed and certified to the Certification Parties by an authorized (i) individual who is Borrower or one of the individuals comprising Borrower, (ii) member of Borrower, (iii) partner of Borrower or (iv) officer of Borrower, as the case may be, stating whether (x) any part of the Property, or any direct or indirect interest in the Property, has been conveyed, transferred, assigned, encumbered, sold or otherwise disposed of, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any direct or indirect interest in Borrower or in any of Borrower’s Constituents has been made and if so, to whom; or (z) there has been any merger, reorganization, dissolution or other change in the ownership structure of Borrower or any of Borrower’s Constituents, and if so, a description of such change. IX. ENVIRONMENTAL HAZARDS Section 9.1 Representations and Warranties. Borrower hereby represents, warrants, covenants and agrees to and with Lender that, except as disclosed in the Environmental Report (i) neither Borrower nor, to the best of Borrower’s knowledge, after due inquiry, any Tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials at, on, under, within or about the Property except as expressly approved by Lender in writing, (ii) all operations or activities upon the Property, and any use or occupancy of the Property by Borrower are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (iii) Borrower will use best efforts to assure that any Tenant, subtenant or occupant of the Property shall in the future be in compliance with all Requirements of Environmental Laws, (iv) all operations or activities upon the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws, (v) Borrower does not know of, and has not received, any written or oral notice of other communication from any person or entity (including, without limitation, a governmental entity) relating to Hazardous Materials or Remedial Work pertaining thereto, of possible liability of any person or entity pursuant to any Requirements of Environmental Laws, other environmental conditions in connection with the Property, or any actual administrative or judicial proceedings in connection with any of the foregoing, (vi) Borrower shall not do or allow any Tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property, and (vii) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to environmental conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower’s

46 Cortona – Loan Agreement files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. Section 9.2 Remedial Work. In the event any Remedial Work is required under any Requirements of Environmental Laws, Borrower shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Borrower and approved in advance in writing by Lender, and under the supervision of a consulting engineer, selected by Borrower and approved in advance in writing by Lender. All costs and expenses of Remedial Work shall be paid by Borrower, including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Lender’s reasonable attorneys’, architects’ and/or consultants’ fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Section 7.5, Section 7.6 and Section 7.7 of the Security Instrument. Section 9.3 Environmental Site Assessment. Lender shall have the right, at any time and from time to time, to undertake an environmental site assessment on the Property, including any testing that Lender may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Borrower shall cooperate fully with Lender and its consultants performing such assessments and tests. Such environmental site assessments shall be at Lender’s expense unless Lender has a reasonable belief that Hazardous Materials may be at or near the Property in problematic amounts or if any Event of Default has occurred, in which case, such environmental site assessments shall be at Borrower’s sole cost and expense. Section 9.4 Unsecured Obligations. No amounts which may become owing by Borrower to Lender under this Article IX or under any other provision of this Agreement as a result of a breach of or violation of this Article IX shall be secured by the Security Instrument. The obligations shall continue in full force and effect and any breach of this Article IX shall constitute an Event of Default. The lien of the Security Instrument shall not secure (i) any Unsecured Obligations, or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Agreement but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Lender to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by the Security Instrument following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws. X. PARTICIPATION AND SALE OF LOAN Section 10.1 Sale of Loan/Participation. Lender may sell, transfer or assign all or any portion of its interest or one or more participation interests in the Loan, the Loan

47 Cortona – Loan Agreement Documents, the Guaranty, if any, and the Environmental Indemnity at any time and from time to time at Lender’s sole cost and expense, including, without limitation, its rights and obligations as servicer of the Loan. Lender may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents, the Guaranty, if any, and the Environmental Indemnity with a trust that may issue securities (the “Securities”). However, Lender shall have no right to require any amendment to any aspect of the Loan or any Loan Documents that is adverse to Borrower. Lender may forward to each purchaser, transferee, assignee, servicer, participant, or investor in the Loan or in the Securities (collectively, the “Investor”) or any prospective Investor or any Rating Agency rating the Securities, all documents and information which Lender now has or may hereafter acquire relating to the Loan, Borrower, any Liable Party and the Property, whether furnished by Borrower, any Liable Party or otherwise, as Lender determines necessary or desirable. Notwithstanding anything in this Section 10.1 to the contrary, Lender may grant participations in the Loan so long as Lender remains as servicer or may securitize the Loan provided (i) the securitization of the Loan will not result in a requirement for Borrower to elect an independent director or to otherwise change the ownership structure of Borrower and (ii) such securitization does not require any material modification of the Loan Documents and does not otherwise adversely impact Borrower. Additionally, the initial Lender hereunder agrees not to securitize the Loan for itself; provided, however, that any subsequent purchaser of the Loan may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in the Loan in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities. Borrower and each Liable Party, at no third- party cost to such party, shall provide an estoppel certificate or any other documents to the Investor or the Rating Agency as may be reasonably requested by Lender. Section 10.2 Splitting of the Mortgage. The provisions of Section 5.2 of the Security Instrument are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein. Section 10.3 Cooperation. Borrower will cooperate with Lender, prospective Investors, and the Rating Agencies in furnishing such information and providing such other assistance, reports and legal opinions as Lender may reasonably request in connection with any such transaction. In addition, Borrower acknowledges that Lender may release or disclose to prospective Investors and the Rating Agencies originals or copies of the Loan Documents, the Guaranty, if any, the Environmental Indemnity, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Lender’s possession or which Lender is entitled to receive under the Loan Documents, the Guaranty, if any, and the Environmental Indemnity with respect to the Loan, Borrower, any Liable Party or the Property. Borrower shall also furnish to such investors or such prospective Investors or such Rating Agency any and all information concerning (i) the Property, (ii) the Leases, and/or (iii) the financial condition of Borrower or any Liable Party (but only to the extent of what Borrower or Liable Party is required to provide under the Loan Documents with respect to financial condition) as requested by Lender, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest. XI. DEFAULTS

48 Cortona – Loan Agreement Section 11.1 Event of Default. Any of the following shall be deemed to be a material breach of Borrower’s covenants in this Agreement and shall constitute a default (“Event of Default”): (a) The failure of Borrower to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Lender or otherwise, within seven (7) days of the due date of such payment; (b) The failure of Borrower to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure; provided, however, that if such failure is not reasonably capable of being cured within such thirty (30) day period, such cure period shall be extended for an additional thirty (30) days, provided that Borrower (1) promptly commences the cure of such failure within the initial thirty (30) day period and (2) at all times diligently prosecutes such cure to completion; (c) The filing by Borrower or any Liable Party (an “Insolvent Entity”) of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy that is not dismissed within sixty (60) days, or an Insolvent Entity’s adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity’s seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making by an Insolvent Entity of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due; (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents, the Guaranty, if any, or the Environmental Indemnity by Borrower, or by any person or entity otherwise liable under any Loan Document, the Guaranty, if any, or the Environmental Indemnity is materially false or misleading; (e) If Borrower suffers or permits the Property, or any part of the Property, to be used in a manner that might (1) impair Borrower’s title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property; (f) If Liable Party defaults under the Guaranty, if any, or Borrower or Liable Party, if any, defaults under the Environmental Indemnity; (g) If Borrower fails to purchase and deliver to Lender the Interest Rate Cap Agreement or fails to maintain the Interest Rate Cap Agreement (or Replacement Interest Rate

49 Cortona – Loan Agreement Cap Agreement, as the case may be) in accordance with the terms and provisions of Section 2.10 and such failure continues for five (5) Business Days after written notice thereof; or (h) If Borrower or any guarantor shall give to Lender any notice, under the provisions of Section 443.055 of the Revised Statutes of Missouri, concerning future advances. Section 11.2 Remedies. The provisions of Article VII of the Security Instrument are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein. Section 11.3 Duration of Events of Default. If any Event of Default occurs (irrespective of whether or not the same consists of an ongoing condition, a one-time occurrence, or otherwise), the same shall be deemed to continue at all times thereafter; provided, however, that such Event of Default shall cease to continue only if Lender shall accept, in writing, performance of the defaulted obligation or shall execute and deliver a written agreement in which Lender expressly states that such Event of Default has ceased to continue. Borrower shall have no right to cure any Event of Default, and Lender shall not be obligated under any circumstances whatsoever to accept such cure or performance or to execute and deliver any such writing. Without limitation, this Section shall govern in any case where reference is made in the Loan Documents, the Guaranty, if any, and/or the Environmental Indemnity to (i) any “cure” (whether by use of such word or otherwise) of any Event of Default, (ii) “during an Event of Default,” “the continuance of an Event of Default” or “after an Event of Default has ceased” (in each case, whether by use of such words or otherwise), or (iii) any condition or event which continues beyond the time when the same becomes an Event of Default. XII. MISCELLANEOUS Section 12.1 Successors and Assigns; Terminology. This Agreement applies to Lender, Liable Parties and Borrower, and their heirs, legatees, devisees, administrators, executors, successors and assigns. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the legal representatives, successors and assigns of Lender. The term “Borrower” shall include both the original Borrower and any subsequent owner or owners of any of the Property. The term “Liable Party[ies]” shall include both the original Liable Party[ies], if any, and any subsequent or substituted Liable Party[ies]. In this Agreement, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural. Section 12.2 Lender’s Discretion. Whenever pursuant to this Agreement Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender or any financial ratio is to be calculated or determined, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory or Lender’s calculation or determination shall (except as is otherwise expressly herein provided) be in the sole discretion of Lender and shall be final and conclusive. Section 12.3 Governing Law. This Agreement, the Note, the other Loan Documents, the Guaranty, if any, and the Environmental Indemnity, their construction, interpretation, and enforcement, and the rights of Borrower and Lender, shall be determined under,

50 Cortona – Loan Agreement governed by, and construed in accordance with the internal laws of the State, without regard to principles of conflicts of law. Section 12.4 Modification. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower, shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances. Section 12.5 Notices. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Agreement shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 12.5. Any notice shall be deemed to have been received upon receipt or refusal to accept delivery, in each case as shown on the return receipt or the receipt of United States Express Mail or such overnight commercial courier service. If to Lender: MetLife Real Estate Lending LLC c/o MetLife Investment Management, LLC 125 S. Wacker Drive, Suite 1100 Chicago, Illinois 60606 Attention: Managing Director Re: Cortona at Forest Park, St. Louis, MO with a copy to: MetLife Real Estate Lending LLC c/o MetLife Investment Management, LLC 125 S. Wacker Drive, Suite 1100 Chicago, Illinois 60606 Attention: Regional Associate General Counsel Re: Cortona at Forest Park, St. Louis, MO If to Borrower: Cortona Residences Owner, LLC c/o Invesco Real Estate 2001 Ross Avenue, Suite 3400 Dallas, Texas 75201 Attention: Asset Manager – Cortona at Forest Park with a copy to: Greenberg Traurig, P.A. 333 Avenue of the Americas Miami, Florida 33131-3238 Attention: Richard J. Giusto, Esq.

51 Cortona – Loan Agreement Section 12.6 Waiver of Jury Trial. To the fullest extent permitted by law, Borrower and Lender HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, the Security Instrument or any of the other Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver. Section 12.7 Headings. The Article and/or Section headings and the Table of Contents in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Agreement Section 12.8 Severability. If any provision of this Agreement should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Agreement except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Lender may, at its option, declare the Secured Indebtedness immediately due and payable. Section 12.9 Preferences. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Borrower to any portion of the obligations of Borrower hereunder. To the extent Borrower makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations hereunder or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender. Section 12.10 Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Borrower and except with respect to matters for which Borrower is not, pursuant to applicable Requirements, permitted to waive the giving of notice. Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents do not specifically and expressly provide for the giving of notice by Lender to Borrower. Section 12.11 Remedies of Borrower. In the event that a claim or adjudication is made that Lender or its agents have acted unreasonably or unreasonably delayed acting in any case where, by law or under this Agreement, the other Loan Documents or the Environmental Indemnity, Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, neither Lender nor its agents shall be liable for any monetary damages, and Borrower’s sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. Any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

52 Cortona – Loan Agreement Section 12.12 Expenses. The provisions of Sections 7.6 and 7.7 of the Security Instrument are hereby incorporated by reference into this Agreement to the same extent and with the same force as if fully set forth herein. Section 12.13 Schedules and Exhibits Incorporated. The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof. Section 12.14 No Joint Venture or Partnership; No Third Party Beneficiaries. (a) Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy in common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Property other than that of mortgagee, beneficiary or lender. (b) This Agreement, the other Loan Documents and the Environmental Indemnity are solely for the benefit of Lender and nothing contained in this Agreement, the other Loan Documents or the Environmental Indemnity shall be deemed to confer upon anyone other than Lender and Borrower any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein. All conditions to the obligations of Lender to make the Loan hereunder are imposed solely and exclusively for the benefit of Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make the Loan in the absence of strict compliance with any or all thereof and no other Person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Lender if, in Lender’s sole discretion, Lender deems it advisable or desirable to do so. Section 12.15 Publicity. All news releases, publicity or advertising by Borrower or its Affiliates through any media intended to reach the general public which refers to the Loan Documents or the financing evidenced by the Loan Documents or to Lender or any of its Affiliates shall be subject to the prior approval of Lender. Section 12.16 Waiver of Marshalling of Assets. To the fullest extent permitted by law, Borrower, for itself and its successors and assigns, waives all rights to a marshalling of the assets of Borrower, Borrower’s partners and others with interests in Borrower, and of the Property, and shall not assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection or of the right of Lender to the payment of the Secured Indebtedness out of the net proceeds of the Property in preference to every other claimant whatsoever. Section 12.17 Waiver of Offsets/Defenses/Counterclaims. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents or otherwise to offset any

53 Cortona – Loan Agreement obligations to make the payments required by the Loan Documents or the Environmental Indemnity. No failure by Lender to perform any of its obligations hereunder shall be a valid defense to, or result in any offset against, any payments which Borrower is obligated to make under any of the Loan Documents or the Environmental Indemnity. Section 12.18 Conflict; Construction of Documents; Reliance. In the event of any conflict between the provisions of this Agreement and any of the other Loan Documents or the Environmental Indemnity, the provisions of this Agreement shall control. The parties hereto acknowledge that they were represented by competent counsel in connection with the negotiation, drafting and execution of the Loan Documents and the Environmental Indemnity and that such Loan Documents and the Environmental Indemnity shall not be subject to the principle of construing their meaning against the party which drafted same. Borrower acknowledges that, with respect to the Loan, Borrower shall rely solely on its own judgment and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or Affiliate of Lender. Lender shall not be subject to any limitation whatsoever in the exercise of any rights or remedies available to it under any of the Loan Documents, the Environmental Indemnity or any other agreements or instruments that govern the Loan by virtue of the ownership by it or any parent, subsidiary or Affiliate of Lender of any equity interest any of them may acquire in Borrower, and Borrower hereby irrevocably waives the right to raise any defense or take any action on the basis of the foregoing with respect to Lender’s exercise of any such rights or remedies. Borrower acknowledges that Lender and its Affiliates engage in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Borrower or its Affiliates. Section 12.19 Brokers and Financial Advisors. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement other than Jones Lang LaSalle Incorporated (“Broker”), and Borrower shall be solely responsible for payment of all commissions, finder’s fees or similar amounts due and payable to Broker pursuant to the terms of their separate agreement, all of which commissions, finder’s fees or similar amounts shall be paid to Broker by Borrower on the Execution Date. Borrower shall indemnify, defend and hold Lender and Lender’s investment advisor, MetLife Investment Management, LLC, harmless from and against any and all claims, liabilities, costs and expenses of any kind (including Lender’s reasonable attorneys’ fees and disbursements) in any way relating to or arising from a claim by any Person (including Broker) that such Person acted on behalf of Borrower or Lender in connection with the transactions contemplated herein. The provisions of this Section 12.19 shall survive the expiration and termination of this Agreement and the payment of the Secured Indebtedness. Borrower acknowledges that Lender may have been involved in other transactions with Broker, and Borrower agrees that it shall have no rights against Lender or defenses to Borrower’s obligations under the Loan Documents or the Environmental Indemnity due to any such relationship. Section 12.20 Exculpation. Upon the occurrence of an Event of Default, except as provided in this Section 12.20, Lender will look solely to the Property and the security under the Loan Documents for the repayment of the Secured Indebtedness and will not enforce a deficiency judgment against Borrower. However, nothing contained in this Section shall limit the rights of Lender to proceed against Borrower and the general partners of Borrower and/or the

54 Cortona – Loan Agreement Liable Party, if any, (i) to enforce any Leases entered into by Borrower or its affiliates as Tenant; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty with respect to the Loan or intentional physical waste to the Property by Borrower (provided there was sufficient revenue generated by the Property to maintain the Property); (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which were received by Borrower and have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Lender; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower or prepaid rents for a period of more than thirty (30) days; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Lender acquires title to the Property which have not been applied to the Secured Indebtedness or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses actually incurred by Lender and arising from, or in connection with Article IX of this Agreement pertaining to hazardous materials or the Environmental Indemnity; (vii) to recover all amounts due and payable pursuant to Section 7.6 and Section 7.7 of the Security Instrument, including, without limitation, any amount expended by Lender in connection with foreclosure of the Security Instrument; (viii) to recover costs and damages arising from Borrower’s failure to pay Premiums or Impositions in the event Borrower is not required to deposit such amounts with Lender pursuant to Article III of this Agreement; (ix) to recover damages arising from Borrower’s failure to comply with Sections 4.1.5 or 5.2.8 pertaining to ERISA; (x) to recover damages resulting from Borrower’s failure to comply with the requirements of the Cash Management Agreement and the Clearing Account Agreement; (xi) to recover damages from Borrower’s failure to obtain and/or maintain the Interest Rate Cap Agreement or any replacement thereof, as required by Section 2.10; (xii) to recover damages, costs and expenses from Borrower’s failure to comply with the terms and conditions as required by Sections 2.11 and 2.12; and/or (xiii) to recover damages, costs and expenses from Borrower’s failure to obtain and/or maintain the Environmental Insurance Policy, as required by Section 6.1.2 above. The limitation of liability set forth in this Section 12.20 shall not apply and the Loan shall be fully recourse to Borrower and the Liable Party in the event that (i) Borrower commences a voluntary bankruptcy or insolvency proceeding or (ii) Borrower or its affiliates, members or principals are involved in a collusive involuntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding and that is not dismissed within ninety (90) days of filing. In addition, this agreement shall not waive any rights which Lender would have under any provisions of the Bankruptcy Code to file a claim for the full amount of the Loan or to require that the Property shall continue to secure all of the Loan. Notwithstanding the foregoing, the Loan shall be fully recourse to Borrower, in the event there is a Transfer or Secondary Financing except as permitted in the Loan Documents or otherwise approved in writing by Lender. Section 12.21 Prior Agreements. This Agreement, the other Loan Documents and the Environmental Indemnity contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, including, without limitation, the loan application, are superseded by the terms of this Agreement, the other Loan Documents and the Environmental Indemnity.

55 Cortona – Loan Agreement Section 12.22 Liability of Borrower. The obligations of Borrower under this Agreement, the Security Instrument and the other Loan Documents are subject to the limitations on recourse set forth in Section 12.20. Section 12.23 Joint and Several Liability. If more than one Person has executed this Agreement as “Borrower,” the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several. Section 12.24 Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original and all of which together shall constitute a single agreement. Section 12.25 Time Of The Essence. Time shall be of the essence with respect to all of Borrower’s obligations under this Agreement, the other Loan Documents and the Environmental Indemnity. Section 12.26 No Merger. In the event that Lender should become the owner of the Property, there shall be no merger of the estate created by the Security Instrument with the fee estate in the Property. Section 12.27 No Oral Agreements. ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THIS CREDIT AGREEMENT. TO PROTECT YOU (BORROWER) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING AND THE OTHER LOAN DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY THEM. [NO FURTHER TEXT ON THIS PAGE]

Cortona at Forest Park-Loan Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the date of this Agreement. LENDER: METLIFE REAL ESTATE LENDING LLC, a Delaware limited liability company By: MetLife Investment Management, LLC, a Delaware limited liability company, By: /s/ Matthew W. Sharples Name: Matthew W. Sharples Its: Authorized Signatory and Managing Director

Cortona at Forest Park-Loan Agreement BORROWER: CORTONA RESIDENCES OWNER, LLC, a Delaware limited liability company By: /s/ Jason Geer Name: Jason.Geer Title: Vice President

Schedule 4.1.21 - 1 SCHEDULE 4.1.21 MATERIAL AGREEMENTS None.

Exhibit A - 1 EXHIBIT A Intentionally Omitted

Exhibit B - 1 EXHIBIT B LEASING GUIDELINES The following are the initial Leasing Guidelines: (a) All Leases executed after the Execution Date shall be on the standard form of lease approved by Lender in writing; (b) All Leases executed after the Execution Date shall have an initial term of at least six (6) months but not more than eighteen (18) months; provided that up to ten percent (10%) of the units may be leased for six (6) to eight (8) months and up to three percent (3%) of the units can be leased for less than six (6) months; (c) There shall not be more than five percent (5%) of the apartments used as corporate apartments; (d) All Leases shall have a monthly minimum rent payable at market rent for units with comparable size, location and view premiums, together with concessions not greater than generally available in units of comparable size and location in the market area; (e) No Leases (except for Leases aggregating ten percent (10%) or less of the Property) shall be entered into if there is an Event of Default under any of the Loan Documents which continues beyond all applicable notice and cure periods; (f) All payments of rent, additional rent or any other amounts due from a tenant to a landlord under any Lease shall be made in money of the United States of America that at the time of payment shall be legal tender for the payment of all obligations; and (g) The standard form of lease shall provide that each lease shall be subordinate to the lien of the Mortgage and shall provide that Lender or the acquiring foreclosure purchaser may elect to make the lease superior to the Mortgage and to require the tenant to attorn to Lender or to such purchaser. Lender may, at its election, provide a non-disturbance agreement to any tenant. Any tenant, if any, to whom non-disturbance is granted shall execute Lender’s standard form of non- disturbance agreement. Borrower shall pay costs and expenses incurred by Lender in connection with granting a non-disturbance agreement. * * *

Exhibit C - 1 EXHIBIT C RENT ROLL [***]

Exhibit D - 1 EXHIBIT D ORGANIZATIONAL CHART [***]

SCHEDULE 4.1.36 AMENDMENTS TO REA None.